THE MANITOWOC COMPANY, INC.



                             401(K) RETIREMENT PLAN



                    [FORMERLY THE RSVP PROFIT SHARING PLAN]





                    (AS RESTATED EFFECTIVE JANUARY 1, 2001)

                          THE MANITOWOC COMPANY, INC.



                             401(k) RETIREMENT PLAN



                    [Formerly the RSVP Profit Sharing Plan]



                               Table of Contents



                                                                         Page

          ARTICLE I. GENERAL                                               1

Section 1.1. Name of Plan.                                                 1

Section 1.2. Purpose.                                                      1

Section 1.3. Plan History.                                                 2

Section 1.4. Effective Date.                                               3

Section 1.5. Participating Company.                                        3

Section 1.6. Construction and Applicable Law.                              6

Section 1.7. Severability.                                                 6

Section 1.8. Account Balances Accrued Before January 1, 2001.              6

Section 1.9. Participation of Manitowoc Acquisition, Inc.

      d/b/a Femco Machine Company.                                         7

Section 1.10. Participation of Manitowoc CP, Inc.                          8

Section 1.11. Participation of Manitowoc Foodservice Group, Inc.           8

Section 1.12. Participation of KMT Refrigeration, Inc.

      (formerly KMT, Inc.) and Diversified Refrigeration, Inc.

      (formerly Kolpak Manufacturing Company).                             8

Section 1.13. Participation of Manitowoc FP, Inc.

     and Manitowoc Crane Group, Inc.                                       9

Section 1.14. Participation of SerVend International, Inc.

      and SerVend Sales Corp.                                              10

Section 1.15. Participation of USTC, Inc.                                  10

Section 1.16. Participation of Manitowoc Beverage Systems, Inc.            10

Section 1.17. Participation of Beverage Equipment Supply Company.          11

Section 1.18. Participation of Multiplex Company, Inc.                     11

Section 1.19. Participation of Hartford Duracool, LLC.                     11

Section 1.20. Participation of Marinette Marine Corporation.               11

          ARTICLE II. DEFINITIONS                                          11

Section 2.1. Affiliated Company.                                           11

Section 2.2. Base Contribution Percentage.                                 12

Section 2.3. Beneficiary.                                                  12

Section 2.4. Board of Directors.                                           12

Section 2.5. Committee.                                                    12

Section 2.6. Company.                                                      12

Section 2.7. Company Matching Account.                                     12

Section 2.8. Disability Retirement.                                        13

Section 2.9. Eligible Compensation.                                        13

Section 2.10. Eligible Employee.                                           13

Section 2.11. ERISA.                                                       14

Section 2.12. Fixed Retirement Contributions.                              14

Section 2.13. 401(k) Account.                                              15

Section 2.14. Hours of Service.                                            15

Section 2.15. Integration Level.                                           18

Section 2.16. Internal Revenue Code.                                       18

Section 2.17. Leave of Absence.                                            19

Section 2.18. Manitowoc Stock; Manitowoc Stock Fund.                       19

Section 2.19. Normal Retirement.                                           19

Section 2.20. Normal Retirement Age.                                       19

Section 2.21. Participant.                                                 19

Section 2.22. Participating Company.                                       19

Section 2.23. Plan Year.                                                   20

Section 2.24. Qualified Domestic Relations Order.                          20

Section 2.25. Qualified Joint and Survivor Annuity.                        20

Section 2.26. Qualified Preretirement Survivor Annuity.                    20

Section 2.27. Retirement Account.                                          21

Section 2.28. Rollover Contribution Account.                               21

Section 2.29. Safe Harbor Match Account.                                   21

Section 2.30. Termination of Employment.                                   21

Section 2.31. Trustee, Trust Agreement, Trust Fund.                        22

Section 2.32. Valuation Date.                                              22

Section 2.33. Variable Retirement Contributions.                           22

Section 2.34. Vested Balance; Nonvested Balance.                           22

Section 2.35. Vesting Service.                                             22

          ARTICLE III. PLAN PARTICIPATION                                  24

Section 3.1. Commencement of Participation.                                24

Section 3.2. Transfers to/from Eligible Employee Status.                   24

Section 3.3. Rehire After Termination of Employment.                       25

Section 3.4. Election to Become a Contributing Participant.                26

Section 3.5. No Guaranty of Employment.                                    26

Section 3.6. Participation Prior to January 1, 2001.                       26

Section 3.7. Leased Employees.                                             26

          ARTICLE IV. EMPLOYEE AFTER TAX AND ROLLOVER CONTRIBUTIONS        27

Section 4.1. Employee Contributions.                                       27

Section 4.2. Rollover Contributions.                                       27

          ARTICLE V. 401(k) PROGRAM, COMPANY CONTRIBUTIONS

                AND FORFEITURES                                            27

Section 5.1. Elective Deferrals.                                           27

Section 5.2. Contribution Election Procedures.                             29

Section 5.3. Company Safe Harbor Match Contributions.                      29

Section 5.4. Participating Company Variable Retirement Contributions.      32

Section 5.5. Participating Company Fixed Retirement Contributions.         32

Section 5.6. Timing of Contributions.                                      32

Section 5.7. Employees Entitled to Share.                                  33

Section 5.8. Allocation Formula for Variable Retirement Contributions.     33

Section 5.9. Allocation of Forfeitures.                                    34

Section 5.10. Maximum Additions.                                           35

Section 5.11. Contributions for Omitted Participants.                      35

Section 5.12. Securities Law Compliance.                                   35

Section 5.13. Special Rules Applicable to Returning Veterans.              36

Section 5.14. Minimum Employer Contribution.                               38

          ARTICLE VI. INVESTMENT ELECTIONS AND VALUATION OF ACCOUNTS       40

Section 6.1. Investment Elections.                                         40

Section 6.2. Account Adjustments to Reflect Net Worth of the Trust Fund.   41

Section 6.3. Net Worth.                                                    42

Section 6.4. Certain Segregated Accounts.                                  43

Section 6.5. Responsibility to Maintain Account Balances.                  43

Section 6.6. Voting and Tender Rights as to Manitowoc Stock.               43

          ARTICLE VII. DISTRIBUTION OF BENEFITS AND VESTING                45

Section 7.1. Retirement, Disability and Death Benefits.                    45

Section 7.2. Vested Benefits.                                              45

Section 7.3. Forfeitures.                                                  47

Section 7.4. When Distribution of Accounts Shall Commence.                 48

Section 7.5. How Accounts are to be Distributed.                           50

Section 7.6. Distribution Rules.                                           53

Section 7.7. Distributions of Manitowoc Stock.                             53

Section 7.8. Election to Waive Survivor Benefits.                          54

Section 7.9. Nonalienation of Benefits.                                    55

Section 7.10. Procedures on Receipt of a Domestic Relations Order.         56

Section 7.11. Payment of Taxes.                                            57

Section 7.12. Incompetent Payee.                                           58

Section 7.13. Notice, Place and Manner of Payment.                         58

Section 7.14. Source of Benefits.                                          58

Section 7.15. Hardship Withdrawals.                                        58

Section 7.16. Voluntary Withdrawals.                                       62

Section 7.17. Loans to Participants.                                       62

Section 7.18. Direct Transfer of Eligible Rollover Distributions.          66

          ARTICLE VIII. PLAN ADMINISTRATION                                67

Section 8.1. The Administrative Committee.                                 67

Section 8.2. Agent for Legal Process.                                      70

Section 8.3. Beneficiary Designations.                                     70

Section 8.4. Claims Procedure.                                             71

Section 8.5. Records.                                                      73

Section 8.6. Correction of Errors.                                         74

Section 8.7. Evidence.                                                     74

Section 8.8. Bonding.                                                      74

Section 8.9. Waiver of Notice.                                             74

          ARTICLE IX. TRUST FUND                                           74

Section 9.1. Composition.                                                  74

Section 9.2. The Trust Agreement.                                          75

Section 9.3. Compensation, Reimbursement.                                  75

Section 9.4. No Diversion.                                                 75

          ARTICLE X. SPECIAL RULES FOR TOP-HEAVY PLANS                     76

Section 10.1. Top-Heavy Restrictions.                                      76

Section 10.2. Minimum Top-Heavy Benefits.                                  79

Section 10.3. Top-Heavy Vesting Requirements.                              79

          ARTICLE XI. ADOPTION, AMENDMENT, TERMINATION AND MERGER          80

Section 11.1. Adoption of Plan by Additional Company.                      80

Section 11.2. Amendment.                                                   81

Section 11.3. Reorganizations of Participating Companies.                  82

Section 11.4. Termination.                                                 83

Section 11.5. Discontinuance of Contributions.                             83

Section 11.6. Rights Upon Termination, Partial Termination

      and Discontinuance of Contributions.                                 83

Section 11.7. Deferral of Distributions.                                   84

Section 11.8. Merger, Consolidation or Transfer of Plan Assets.            84

          ARTICLE XII. FIDUCIARIES AND ALLOCATION OF RESPONSIBILITIES      84

Section 12.1. Fiduciaries.                                                 84

Section 12.2. Allocation of Fiduciary Responsibilities.                    85

Section 12.3. General Limitation on Liability.                             85

Section 12.4. Multiple Fiduciary Capacities.                               85

Section 12.5. Responsibility of Insurance Companies.                       86

                             ARTICLE I.    GENERAL
                             ----------------------

          Section 1.1.  Name of Plan.
          ---------------------------

          The name of the Plan is The Manitowoc Company,Inc.401(k) Retirement Plan. It is sometimes referred to herein as the "Plan."Prior to January 1, 2001, the "Plan" was called The Manitowoc Company, Inc.RSVP Profit Sharing Plan. Prior to July 3, 1988, the "Plan" shall also mean,as in effect from time to time for its covered employees, The Manitowoc Company, Inc.Salaried Employees' Deferred Profit-Sharing Plan,The Manitowoc Company,Inc. Hourly Paid Employees' Deferred Profit-Sharing Plan,The Manitowoc Equipment Works Salaried Employees' Deferred Profit-Sharing Plan,The Manitowoc Engineering Co. Salaried Employees' Deferred Profit-Sharing Plan,The Bay Shipbuilding Corp. Salaried Employees' Deferred Profit-Sharing Plan,The Manitowoc Shipbuilding Co. Salaried Employees' Deferred Profit-Sharing Plan,The Manitex, Inc. Salaried Employees' Deferred Profit-Sharing Plan, The Manitex,Inc. Hourly-Paid Employees' Deferred Profit-Sharing Plan, The North Central Crane & Excavator Sales Corp. Non-Union Employees' Deferred Profit-Sharing Plan,The Manitowoc-Forsythe Corp. Non-Union Employees' Deferred Profit-Sharing Plan,and The Manitowoc Crane Sales Organizations Non-Union Deferred Profit-Sharing Plan.

          Section 1.2.  Purpose.
          ----------------------

          The Plan is intended to provide eligible employees with a comprehensive retirement program made up of the following components:

       *  Employee pretax 401(k) contributions.

       *  Company matching of 401(k) contributions according to the matching formula.

       *  Company fixed retirement contribution of 3% of pay.

       *  Company variable retirement contribution determined on the basis of the Company-wide EVA results.

The Company matching and fixed contributions are a money purchase pension plan under the Internal Revenue Code. Employee pretax 401(k) contributions and the Company variable retirement contributions are a profit sharing plan for Code purposes. This classification of certain accounts under the Code has no effect on how the Plan is administered from the Participant's point of view.

         Section 1.3.  Plan History.
         ---------------------------

          The Manitowoc Company, Inc. Salaried Employees' Deferred Profit-Sharing Plan was adopted on May 2, 1960. It was amended and restated effective as of July 1, 1984.

          The Manitowoc Company, Inc. Hourly-Paid Employees' Deferred Profit-Sharing Plan was adopted, under a different name, on November 3, 1969, and on March 19, 1973, the name of the plan was changed to The Manitowoc Company, Inc. Hourly-Paid Employees' Deferred Profit-Sharing Plan. It was amended and restated effective July 1, 1984.

          The Manitowoc Engineering Co. Salaried Employees' Deferred Profit-Sharing Plan was adopted on June 29, 1956. It was amended and restated effective as of July 1, 1984.

          The Manitowoc Equipment Works Salaried Employees' Deferred Profit-Sharing Plan was adopted on May 2, 1960. It was amended and restated effective as of July 1, 1984.

          The Bay Shipbuilding Corp.Salaried Employees'Deferred Profit-Sharing Plan was adopted on June 26, 1969. It was amended and restated effective as of July l, 1984.

          The Manitowoc Shipbuilding Co. Salaried Employees' Deferred Profit-Sharing Plan was adopted on June 24, 1959.It was mended and restated effective as of July 1, 1984.

          The Manitex, Inc. Salaried Employees'Deferred Profit-Sharing Plan was adopted on June 27, 1986, effective as of June 30, 1985.

          The Manitex, Inc. Hourly-Paid Employees' Deferred Profit-Sharing Plan was adopted on June 27, 1986, effective as of June 30, 1985.

          The North Central Crane & Excavator Sales Corp. Non-Union Employees' Deferred Profit-Sharing Plan was adopted on June 6, 1983. It was amended and restated effective as of July 1, 1984.

          The Manitowoc-Forsythe Corp. Non-Union Employees' Deferred Profit-Sharing Plan was adopted on June 20,1980. It was amended and restated effective as of July 1, 1984.

          The Manitowoc Crane Sales Organizations Non-Union Deferred Profit-Sharing Plan was adopted June 29, 1986.

          Effective July 3, 1988, the Plan was substituted for each of the foregoing separate plans,as an amendment and restatement hereof to comply with the provisions of the Tax Reform Act of 1986 and other recent legislation, regulations, interpretations and decisions affecting the Plan, to enhance retirement benefits and to add an Internal Revenue Code Section 401(k) feature. Effective July 3, 1994, the Plan was further amended to adopt a calendar year Plan Year. Further amendments conforming the Plan to final regulations and incorporating additional changes were incorporated in the Plan, as amended through January 1, 1999. Certain proposed changes were adopted in February 2000 but rescinded by further Board action adopted in July 2000. The Plan as in effect on December 31, 1999, prior to the February 2000 amendments, therefore remained in effect for 2000. This document, reflecting the July 2000 final Board action, is effective, as amended and restated, effective January 1, 2001.

          Section 1.4.  Effective Date.
          -----------------------------

          The effective date of this Plan, as amended and restated, is January

1, 2001.

          Section 1.5.  Participating Company.
          ------------------------------------

          The following Affiliated Companies, in addition to the Company, are Participating Companies in this Plan as of the dates indicated:



                                                       DATE PARTICIPATION

PARTICIPATING COMPANY                                      COMMENCED

------------------------------------------              -------------------

Manitowoc Marine Group, Inc.

    (Formerly, Manitowoc Nevada, Inc.)                   April 1, 1992

Manitowoc Equipment Company, Inc.                         July 4, 1993

Manitowoc MEC, Inc.                                       July 4, 1993

Femco Machine Company, Inc.

  Formerly Manitowoc Acquisition, Inc.

[The participation in the Plan by Femco Machine

 Company, Inc. is governed in its entirety by

  Section 1.9 of the Plan.]                             January 1, 1994

West Manitowoc, Inc.                                      July 3, 1994

Bay Shipbuilding Corporation                            January 1, 1997

Manitowoc Crane Group, Inc.                             January 1, 1997

Manitowoc CP, Inc.

[The participation in the Plan by Manitowoc CP, Inc.

 is governed in its entirety by Section 1.10

 of the Plan.]                                          January 1, 1997

Manitowoc Cranes, Inc.                                  January 1, 1997

Manitowoc Foodservice Group, Inc.

[The participation in the Plan by Manitowoc

Foodservice Group, Inc. is governed in its

entirety by Section 1.11 of the Plan]                   January 1, 1997

KMT Refrigeration, Inc.

[The participation in the Plan by KMT

Refrigeration, Inc. is governed in its entirety

by Section 1.12 of the Plan]                            January 1, 1997

Diversified Refrigeration, Inc.

(f/k/a Kolpak Manufacturing Company)

[The participation in the Plan by Kolpak

 Manufacturing Company is governed in its entirety

 by Section 1.12 of the Plan.]                          January 1, 1997

Manitowoc FP, Inc.

[The participation in the Plan by Manitowoc FP,

 Inc. is governed in its entirety by Section 1.13

 of the Plan]                                           January 1, 1997

Manitowoc Ice, Inc.                                     January 1, 1997

KMT Sales Corp.

[The participation in the Plan by KMT Sales Corp.

 is governed in its entirety by Section 1.12

of the Plan]                                              July 1, 1998

SerVend International, Inc.

  [The participation in the Plan by SerVend

 International, Inc. is governed in its entirety

 by Section 1.14 of the Plan]                             July 1, 1998

SerVend Sales Corp.

      [The participation in the Plan by SerVend

 Sales Corp. is governed in its entirety by Section

 1.14 of the Plan]                                        July 1, 1998

Manitowoc Boom Trucks, Inc. (f/k/a Manitex, Inc.)         July 3, 1998

Manitowoc Re-Manufacturing, Inc.                          July 3, 1998

Manitowoc Marine Group, LLC                             January 1, 1999

USTC, Inc.                                              January 1, 1999

Manitowoc Beverage Systems, Inc.                        January 8, 1999

Beverage Equipment Supply Company                      February 10, 2000

Multiplex Company, Inc.                                  April 1, 2000

Hartford Duracool, LLC                                   April 1, 2000

Marinette Marine Corporation                            January 1, 2001

          Section 1.6.  Construction and Applicable Law.
          ----------------------------------------------

          The Plan is intended to meet the requirements for tax qualification under the Internal Revenue Code. The Plan is also intended to be in full compliance with applicable requirements of the Employee Retirement Income Security Act.The Plan shall be administered and construed consistent with such intent. It shall also be construed and administered according to the laws of the State of Wisconsin to the extent that such laws are not preempted by the laws of the United States. All words used herein in the singular number shall extend to and include the plural. All words used in the plural number shall extend to and include the singular. All words used in any gender shall extend to and include all genders. The words "hereof," "herein," "hereunder," and other similar compounds of "here" shall mean and refer to this Plan and the separate Trust Agreement and not to any particular Section. Headings are for convenience of reference, shall not be considered part of the text of the Plan, and shall not influence its construction. All references to statutory sections shall include the section so identified as amended from time to time or any other statute of similar import.

          Section 1.7.  Severability.
          ---------------------------

          In case any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan which shallthen be construed and enforced as if such illegal or invalid provisions had never been inserted herein.

          Section 1.8.  Account Balances Accrued Before January 1, 2001.
          -------------------------------------------------------------

           Notwithstanding any provisions of the Plan to the contrary, the account balances, if any, of a Plan Participant accrued prior to January 1, 2001, shall be determined as of December 31, 2000, in accordance with the provisions of the Plan prior to its restatement hereunder. No provisions of the Plan hereunder shall be construed to cause an adjustment to be made in the amount of any such account balance so determined as of December 31, 2000.

          Section 1.9.  Participation of Manitowoc Acquisition,Inc. d/b/a Femco
                           Machine Company.
          ---------------------------------------------------------------------

          (a) Effective January 1, 1994, Manitowoc Acquisition, Inc. d/b/a Femco Machine Company (referred to herein as "Femco"), is a Participating Company under the Plan. For Eligible Employees transferring employment directly from Femco Machine Company to Manitowoc Acquisition, Inc. d/b/a Femco Machine Company, Vesting Service shall include such employees' years of service recognized for vesting purposes under the Femco Machine Company and Femco Southeast, Inc. Pension Trust as in effect as of December 31, 1993.

          (b) The effective date of the provisions of Section 5.1,for Eligible Employees employed by Femco, regarding elective deferrals is July 1, 1994.

          (c) The effective date of the provisions of Section 5.4 concerning Variable Retirement Contributions and Section 5.8 concerning the allocation of Variable Retirement Contributions on behalf of Femco Participants,is January 1, 1995.

Prior to that date, Femco shall determine the amount of its variable contribution, in its discretion, as of the close of each Plan Year and such variable contribution shall be allocated to the accounts of those employees entitled to share therein in the proportion that the Eligible Compensation of each employee employed at the Femco location bears to the aggregate of the Eligible Compensation of all such employees for the Plan Year.

          (d) The effective date of Section 5.5 pertaining to Company Fixed Retirement Contributions for Eligible Employees employed by Femco shall be January 1, 1995.

          (e) Section 5.9 pertaining to the allocation of forfeitures shall apply separately to Eligible Employees employed by Femco until such date as shall be determined by the Plan Administrator.

          Section 1.10.  Participation of Manitowoc CP, Inc.
          --------------------------------------------------

            Effective January 1, 1997, Manitowoc CP, Inc. is a Participating Company under the Plan subject to the condition that ections 5.4 and5.5 of the Plan, pertaining to Company variable contributions and Company fixed contributions, shall not be effective with respect to employees ofManitowoc CP, Inc. Effective January 1, 2000, Section 5.4 of the Plan, pertaining to Company variable contributions,shall be effective with respect to Eligible Employees of Manitowoc CP, Inc. The Company's variable plan contribution formula applicable to this Participating Company shall be the Consolidated Company EVA formula as set forth in Exhibit A. Effective January 1, 2000, Section 5.5 of the Plan, regarding Company Fixed Contributions, also shall apply to this Participating Company.

          SECTION 1.11.  Participation of Manitowoc Foodservice Group, Inc.
          -------------------------------------------------------------------

            Effective January 1, 1997, Manitowoc Foodservice Group, Inc. is a Participating Company under the Plan subject to the condition that Sections 5.4 and 5.5 of the Plan, pertaining to Company variable contributions and Company fixed contributions, shall not be effective with respect to employees of Manitowoc Foodservice Group, Inc. Effective January 1, 2000,Section 5.4 of the Plan, pertaining to Company variable contributions, shall be effective with respect to Eligible Employees of Manitowoc Foodservice Group, Inc. The Company's variable plan contribution formula applicable to this Participating Company shall be the Consolidated Company EVA formula as set forth inExhibit A. Effective January 1, 2000, Section 5.5 of the Plan, regarding Company Fixed Contributions, also shall apply to this Participating Company.

          SECTION 1.12.  Participation of KMT Refrigeration, Inc.
                       (formerly KMT,Inc.) and Diversified Refrigeration, Inc. (formerly Kolpak Manufacturing Company).
          ---------------------------------------------------------------------


          (a) Effective January 1, 1997, KMT, Inc. and Kolpak Manufacturing Company are Participating Companies under the Plan subject to the following conditions.

(i) Sections 5.4 and 5.5 of the Plan, pertaining to Company variable contributions and Company fixed contributions, shall not be effective with respect to employees of KMT, Inc. and Kolpak Manufacturing Company.

(ii) Sections 5.1, 5.2 and 5.3 of the Plan shall be effective for employees of KMT, Inc. and Kolpak Manufacturing Company, provided that (i) the maximum contribution percentage under Section 5.1(a) shall be fifteen (15) percent and (ii) the applicable percentage for incentive matching purposes shall be fifty percent (50%) prior to January 1, 1998, and one hundred percent (100%) thereafter, under Plan Section 5.3(b), pertaining to Incentive Matching Contributions, rather than the percentages stated in those Sections.

(iii) The Kolpak River Falls Division Retirement Savings Plan is a predecessor plan for purposes of determining years of Vesting Service.


          (b) Effective January 1, 2001, Section 5.4 of the Plan, pertaining to Company variable contributions, shall be effective with respect to Eligible Employees of KMT Refrigeration, Inc. (formerly KMT, Inc.) and Diversified Refrigeration, Inc. (formerly Kolpak Manufacturing Company). The Company's variable plan contribution formula applicable to these Participating Companies shall be the Consolidated Company EVA formula as set forth in Exhibit A. Effective January 1, 2001, Section 5.5 of the Plan, regarding Company Fixed Contributions, also shall apply to these Participating Companies.

          SECTION 1.13. Participation of Manitowoc FP, Inc. and Manitowoc Crane
                           Group, Inc.
          -------------------------------------------------------------------

            Effective January 1, 1997, Manitowoc FP, Inc. and Manitowoc Crane Group, Inc. are each a Participating Company under the Plan subject to the condition that Sections 5.4 and 5.5 of the Plan, pertaining to Company variable contributions and Company fixed contributions, shall not be effective with respect to employees of Manitowoc FP, Inc. or Manitowoc Crane Group, Inc. Effective January 1, 2000, Section 5.4 of the Plan, pertaining to Company variable contributions,shall be effective with respect to Eligible Employees of Manitowoc FP, Inc. and Manitowoc Crane Group, Inc. The Company's variable plan contribution formula applicable to these Participating Companies shall be the Consolidated Company EVA formula as set forth in Exhibit A. Effective January 1, 2000, Section 5.5 of the Plan, regarding Company Fixed Contributions, also shall apply to these Participating Companies.

          Section 1.14.  Participation of SerVend International, Inc. and
                           SerVend Sales Corp.
          -------------------------------------------------------------------

            Effective July 1, 1998, SerVend International, Inc. and SerVend Sales Corp. are Participating Companies under the Plan subject to the variable profit sharing plan contribution formula applicable to this Participating Company set forth in Appendix A.

          Section 1.15.  Participation of USTC, Inc.
          -------------------------------------------

            Effective January 1, 1999, USTC, Inc. is a Participating Company under the Plan subject to the condition that Sections 5.4 and 5.5 of the Plan, pertaining to Company variable contributions and Company fixed contributions, shall not be effective with respect to employees of USTC, Inc. Effective January 1, 2000, Section 5.4 of the Plan, pertaining to Company variable contributions, shall be effective with respect to Eligible Employees of USTC, Inc. The Company's variable plan contribution formula applicable to this Part-icipating Company shall be the Consolidated Company EVA formula as set forth in Exhibit A. Effective January 1, 2000, Section 5.5 of the Plan, regarding Company Fixed Contributions, also shall apply to this Participating Company.

          Section 1.16.  Participation of Manitowoc Beverage Systems, Inc.
          -----------------------------------------------------------------

           Effective January 8, 1999, Manitowoc Beverage Systems, Inc. is a Participating Company under the Plan subject to the condition that Section 5.5 of the Plan, pertaining to Company fixed contributions, shall not be effective with respect to employees of Manitowoc Beverage Systems,Inc prior to January 1, 2000. The Company's variable plan contribution formula applicable to this Participating Company shall be as set forth in Exhibit A but shall not, for 1999, be applicable to the Kyees Division of Manitowoc Beverage Systems, Inc. The Kyees Division only participates in the pretax savings program under the Plan for 1999.

          Section 1.17.  Participation of Beverage Equipment Supply Company.
          -------------------------------------------------------------------

           Effective February 10, 2000, Beverage Equipment Supply Company is a Participating Company under the Plan. Vesting Service for employment with Beverage Equipment Supply Company shall be determined under Section 2.35(f).

          Section 1.18.  Participation of Multiplex Company, Inc.
          -------------------------------------------------------

           Effective April 1, 2000, Multiplex Company, Inc. is a Participating Company under the Plan. Vesting Service for employment with Multiplex Company, Inc. shall be determined under Section 2.35(f).

          Section 1.19.  Participation of Hartford Duracool, LLC.
          -------------------------------------------------------

           Effective April 1, 2000, Hartford Duracool, LLC is a Participating Company under the Plan. Vesting Service for employment with Hartford Duracool, LLC shall be determined under Section 2.35(f).

          Section 1.20.  Participation of Marinette Marine Corporation.
          -------------------------------------------------------------

           Effective January 1, 2001, Marinette Marine Corporation is a Participating Company in the Plan. Vesting Service for employment with Marinette Marine Corporation shall be determined under Section 2.35(f).

                                ARTICLE II.
                                -----------

                          ARTICLE III.    DEFINITIONS
                          ---------------------------

          Section 3.1.  Affiliated Company.
          ---------------------------------


          "Affiliated Company" means any member of a controlled group of corporations, group of trades or businesses under common control, or affiliated service group, (as defined in Section 414(b), (c), (m), or (o) of the Internal Revenue Code) which includes a Participating Company.

          Section 3.2.  Base Contribution Percentage.
          -------------------------------------------

          For each Plan Year, "Base Contribution Percentage" means the proportion that the Variable Retirement Contributions allocated to each Participant pursuant to Sections 5.8(a) and 5.8(c) bears to each such Participant's Eligible Compensation not in excess of the Integration Level.

          Section 3.3.  Beneficiary.
          -------------------------

         "Beneficiary" means such person or entity designated by a Participant, or by the Plan in the absence of designation by a Participant, as the beneficiary of the Participant's account balances in the Plan as described in
Section 8.3.

          Section 3.4.  Board of Directors.
          ---------------------------------

          "Board of Directors" means the Board of Directors of The Manitowoc Company, Inc., or the appropriate committee of members of such Board of Directors appointed to serve with respect to the Plan.

          Section 3.5.  Committee.
          ------------------------

           "Committee" means the Administrative Committee described in Section 8.1, which is the Plan administrator. If the Board of Directors does not appoint members of the Committee, then the Company shall serve as Plan administrator.

          Section 3.6.  Company.
          ----------------------

           "Company" means The Manitowoc Company, Inc.,a Wisconsin corporation, and any successors and assigns thereto.

          Section 3.7.  Company Matching Account.
          ----------------------------------------

          "Company Matching Account" means the matching contributions made on a Participant's behalf by a Participating Company to the Trust Fund pursuant to
Section 5.3 before January 1, 2000, and the net investment earnings of such account. The Plan vesting schedule applies to a Participant's Company Matching Account.

          Section 3.8.  Disability Retirement.
          ------------------------------------

           "Disability Retirement" means a Termination of Employment of a Participant by reason of permanent disability occurring before the Participant is eligible for Normal Retirement. For all purposes of this Plan,a Participant shall be deemed "permanently disabled" if the Participant has been found entitled to Social Security disability benefits.

          Section 3.9.  Eligible Compensation.
          ------------------------------------

          "Eligible Compensation" shall include wages, salary, overtime pay, commissions, cash bonuses or incentive pay, and amounts subject to salary reduction elections under Code Sections 401(k) or 457 or any salary reduction election made pursuant to a cafeteria plan described in Code Section 125. Eligible Compensation shall not include reimbursements for expenses or payments or contributions to or for the benefit of an employee under this or any other tax-qualified or other deferred compensation, pension, insurance, or other employee benefit plan, except as provided in the preceding sentence. For Plan Years beginning after December 31, 1988, Eligible Compensation shall not exceed two hundred thousand dollars ($200,000) per year, subject to adjustment in accordance with Code Section 415(d). For Plan Years beginning after
December 31, 1993, Eligible Compensation shall not exceed one hundred fifty-thousand dollars ($150,000) per year, subject to adjustment in accordance with Code Section 415(d). Eligible Compensation does not include compensation received while an employee is not a Participant.

          Section 3.10.  Eligible Employee.
          ----------------------------------

         An "Eligible Employee" is a salaried or non-union hourly employee of a Participating Company, and:

          (a) Eligibility for Plan participation of employees in a collective bargaining unit or other labor organization representing agroup of employees of the Participating Company shall be subject to negotiations with the representative of that unit. During any period that an employee is covered by the provisions of a collective bargaining agreement between the Participating Company and such representative, the employee shall not be considered an Eligible Employee for purposes of this Plan unless such agreement provides for coverage hereunder. For purposes of this Plan only, such an agreement shall be deemed to continue after its formal expiration during collective bargaining negotiations pending the execution of a new agreement.

          (b) An employee shall be deemed to be an Eligible Employee during a period of absence from service which does not result from a Termination of Employment,provided the employee is an Eligible Employee at the commencement of such period of absence.

          (c) Eligible Employee does not include any temporary employee, student employee, or intern. Each Participating Company shall determine,in its sole discretion, whether any individual is an Eligible Employee under the Plan. An individual shall be considered an employee for purposes of the Plan on any day only if that individual is currently classified by a Participating Company as an employee on that day, regardless of whether that individual (A) was so classified on any other day, or (B) in the future is retroactively reclassified as an employee effective on the applicable day.

          Section 3.11.  ERISA.
          ---------------------

          "ERISA" means the Employee Retirement Income Security Act of 1974, as interpreted by regulations and rulings issued pursuant thereto, all as amended and in effect from time to time.

          Section 3.12.  Fixed Retirement Contributions.
          -----------------------------------------------

           "Fixed Retirement Contribution" means each Participating Company's contribution of three percent (3%) of compensation each year on behalf of eligible Participants for the year, as described in Section 5.5.

          Section 3.13.  401(k) Account.
          ------------------------------

           "401(k) Account" means the account maintained for each Participant making voluntary pretax contributions to the Plan. It includes a Participant's pretax contributions and their net earnings. Pretax contributions are amounts that a Participant has elected to have contributed by the Participating Company employing the Participant, on the Participant's behalf to the Participant's account, in lieu of receiving such amount as current compensation. A Participant is always fully vested in the Participant's 401(k) Account.

          Section 3.14.  Hours of Service.
          --------------------------------

          "Hours of Service" shall be aggregated for service with Participating Companies and any Affiliated Company,and shall be determined in accordance with the following paragraphs:

          (a) An Hour of Service means each hour for which an employee is directly paid or indirectly paid (for example, from a trust fund or insurer) by the Participating Company or an Affiliated Company, or entitled to payment by such Company, including any such hours accrued after an employee's Termination of Employment. Notwithstanding the preceding sentence:

(i) No more than five hundred one (501) Hours of Service shall be credited for any single continuous period during which an employee performs no duties;

(ii) No Hours of Service shall be credited for payments made or due to an employee under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and


(iii) Hours of Service shall not be credited for payments which solely reimburse an employee for medical or medically related expenses incurred by the employee.

Hours of Service credited for the performance of duties shall be credited tothe computation period in which such duties are performed. Hours of Service not credited for the performance of duties shall be credited to the computation period or periods in which the period during which no duties are performed occurs, beginning with the first unit of time (such as a day or week) to which the payment relates. However, if the period during which no duties are performed extends beyond one computation period and the Payment is not calculated on the basis of time, such Hours of Service shall be allocated between the first two computation periods on a reasonable basis consistently applied.

          (b) An Hour of Service shall also mean each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Participating Company or Affiliated Company, provided that Hours of Service credited under the preceding paragraph shall not be credited under this paragraph. Hours credited under this paragraph shall be credited for the period to which the award or agreement pertains.

          (c) An Hour of Service shall also mean each hour during which an employee is on a Leave of Absence. Hours credited under this paragraph shall be credited for the period during which the employee was on a Leave of Absence.

          (d) Hours of Service credited for any period during which an employee performs duties shall, for hourly employees, be determined from the Participating Company's records of hours worked, and, for salaried employees, shall be determined on the basis of equivalency periods of employment in which one week shall be the equivalent of forty-five (45) Hours of Service. If one Hour of Service must be credited under the preceding paragraphs (a) through (c) during an equivalency period, Hours of Service shall be credited for the entire equivalency period. If an equivalency period spans two (2) computation periods, the equivalent Hours of Service shall be allocated pro rata between such computation periods.

          (e) Hours of Service credited to an employee for any period during which the employee does not perform duties shall be determined as follows:

(i) For payments which are calculated on the basis of units of time or for periods during which an employee is on a Leave of Absence, Hours of Service shall be credited based upon the equivalency period set forth in the preceding paragraph.

(ii) For payments which are not calculated on the basis of units of time, Hours of Service shall be calculated by dividing the amount of the payment by the employee's most recent hourly rate of compensation before the period during which no duties were performed. For an employee paid on the basis of a fixed rate for a specified period of time other than an hour, the employee's hourly rate shall be deemed the employee's most recent rate of compensation for a specified period of time divided by the number of hours regularly scheduled for the performance of duties during that period, or, for an employee without a regular working schedule, a number of hours based on a forty (40) hour workweek or eight (8) hour workday. However, the number of Hours of Service credited under this paragraph for any period shall not exceed the number of hours regularly scheduled for the performance of duties by the employee during that period.

          (f) Effective for Plan Years beginning after December 31, 1984, in the case of an employee absent by reason of maternity or paternity leave(within the meaning of Section 410(a)(5)(E) of the Internal Revenue Code), Hours of Service shall be credited solely for purposes of determining whether a Break in Service has occurred unless credit for such Hours of Service is authorized by other paragraphs of this Section. No more than 501 Hours of Service shall be credited under this paragraph for any single continuous period of absence described herein. The Hours of Service credited pursuant to this paragraph shall be credited in the computation period in which the absence from work commences if necessary to prevent a break in service, or in all other cases, in the computation period immediately following.

          (g) Notwithstanding the preceding paragraphs, in the case of an employee whose compensation is not determined on the basis of a fixed rate for specified periods of time, Hours of Service for any computation period shall be determined as four-thirds (4/3) of the quotient of the employee's earnings for such period divided by the lowest minimum wage established from time to time under Section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended. In addition to the Hours of Service so arrived at, appropriate Hours of Service shall also be credited as called for by paragraph (c) above.
Different methods may be used to determine Hours of Service for separate classifications of employees provided such classifications are reasonable and are consistently applied. Hours of Service may be rounded up at the end of any computation period or more frequently. A Participating Company may use any records to determine Hours of Service which it considers an accurate reflection of the facts.

          Section 3.15.  Integration Level.
          ---------------------------------

          "Integration Level" means such part of an employee's Eligible Compensation not in excess of the Social Security taxable wagebase in effect on the first day of the Plan Year. If an employee is not a Participant throughout an entire Plan Year, the Social Security taxable wage base for the Participant for that Plan Year shall be reduced by multiplying the Social Security taxable wage base by a fraction, the numerator of which is the number of full months during the Plan Year that the employee was a Participant and the denominator of which is twelve (12) or if less, the number of months in the Plan Year.

          Section 3.16.  Internal Revenue Code.
          -------------------------------------

          "Internal Revenue Code" or "Code" means the Internal Revenue Code of 1986, as interpreted by regulations and rulings issued pursuant thereto, all as amended and in effect from time to time.

          Section 3.17.  Leave of Absence.
          --------------------------------

          A "Leave of Absence" means an authorized absence from the performance of duties for the Company or an Affiliated Company which is incurred either by an employee who is on an absence recognized by the Committee, under rules and policies uniformly applied to all employees similarly situated, as being a period of service for purposes of the Plan, incurred by an employee due to a temporary layoff for a period of one(1) year or less or incurred by an employee who leaves his employment to enterthe Armed Forces of the United States and who returns to service with the Company or an Affiliated Company within the period during which the employee has reemployment rights under federal law.

          Section 3.18.  Manitowoc Stock; Manitowoc Stock Fund.
          ------------------------------------------------------

          "Manitowoc Stock" is the common stock of the Company. "Manitowoc Stock Fund" has the meaning assigned to this term in the Trust Agreement.

          Section 3.19.  Normal Retirement.
          ---------------------------------

         "Normal Retirement" means a Termination of Employment of a Participant (except termination by death) occurring on or after the date upon which the Participant attains Normal Retirement Age.

          Section 3.20.  Normal Retirement Age.
          --------------------------------------

          "Normal Retirement Age" means age sixty-five (65).

          Section 3.21.  Participant.
          ----------------------------

          A "Participant" is a person who has been or who is an employee admitted to participation in the Plan pursuant to Article III,and who continues to be entitled to benefits under the Plan.

          Section 3.22.  Participating Company.
          -------------------------------------

          A "Participating Company" is the Company, any Affiliated Company currently participating in the Plan, and any other Affiliated Company which subsequently elects to participate in the Plan pursuant to its rules.

          Section 3.23.  Plan Year.
          -------------------------

         The "Plan Year" is the twelve (12) consecutive month period commencing on the first date of the fiscal year of the Company and is the year on which records of the Plan are kept. The period of July 3, 1994, through December 31, 1994, is a short Plan Year. Effective January 1, 1995, the Plan Year is the calendar year. For the short Plan Year ending December 31, 1994, where applicable herein, the Hours of Service requirement applicable to the Plan Year shall be five hundred (500), rather than the one thousand (1,000) Hours of Service requirement applicable to twelve (12) month Plan Years.

          Section 3.24.  Qualified Domestic Relations Order.
          ---------------------------------------------------

          A "Qualified Domestic Relations Order" means a domestic relations order which creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan.

          Section 3.25.  Qualified Joint and Survivor Annuity.
          ----------------------------------------------------

         A "Qualified Joint and Survivor Annuity" is an annuity for the life of the Participant with a survivor annuity for the life of the surviving spouse which is fifty percent (50%) of the amount of the annuity which is payable dur-ing the joint lives of the Participant and the spouse and which is the amount of benefit which can be purchased with the Participant's accounts in the Plan.

          Section 3.26.  Qualified Preretirement Survivor Annuity.
          ----------------------------------------------------------

          A "Qualified Preretirement Survivor Annuity" is an annuity for the life of the surviving spouse which is the amount of benefit which can be purchased with fifty percent (50%) of the amount of the Participant's accounts in the Plan (as of the Participant's date of death)to which the Participant had a nonforfeitable right (within the meaning of Section 411(a) of the Internal Revenue Code).

          Section 3.27.  Retirement Account.
          -----------------------------------

          "Retirement Account" means the Fixed Retirement Contributions and the Variable Retirement Contributions made to the Trust Fund on behalf of a Participant beginning January 1, 2001, and the net investment earnings of such account. Prior to that date this account was called the "profit sharing account." The Plan vesting schedule applies to a Participant's Retirement Account.

          Section 3.28.  Rollover Contribution Account.
          ---------------------------------------------

          "Rollover Contribution Account" means the account maintained for a Participant, consisting of rollover contributions and their net investment earnings. A Participant is always fully vested in the Participant's Rollover Contribution Account.

          Section 3.29.  Safe Harbor Match Account.
          ------------------------------------------

         "Safe Harbor Match Account" means the matching contributions made on a Participant's behalf by a Participating Company to the Trust Fund pursuant to
Section 5.3 beginning January 1, 2001, and the net investment earnings of such account. A Participant is always fully vested in the Participant's Safe Harbor Match Account.

          Section 3.30.  Termination of Employment.
          ------------------------------------------

          "Termination of Employment" with the Company or any Affiliated Company, for purposes of the Plan, shall be deemed to occur upon the first to occur of (1) employee's resignation, discharge, retirement, death; (2) the date a Leave of Absence ends if the Leave of Absence is for a period of one (1) year or less; or (3) the first anniversary of a Leave of Absence if the Leave of Absence is for a period of more than one (1) year. Notwithstanding the foregoing, an employee who leaves employment to enter the Armed Forces of the United States shall not incur a Termination of Employment in contradiction of federal law.

          Section 3.31.  Trustee, Trust Agreement, Trust Fund.
          ----------------------------------------------------

           The assets of the Plan shall be held in trust pursuant to the provisions of The Manitowoc Company Employees' Profit-Sharing Trust Agreement, incorporated herein by this reference. The "Trustee" is Associated Trust Company, N.A. and any successor Trustee or Trustees appointed hereunder. The "Trust Fund" means the fund established pursuant to the Trust Agreement.

          Section 3.32.  Valuation Date.
          ------------------------------

          The "Valuation Date" means the date as of which the Trust Fund and accounts are valued as provided by the Plan. Prior to April 1, 1999, each of the following is a Valuation Date: The last day of each Plan Year and any date declared by the Board of Directors or the Committee to bea Valuation Date as if such date were the last day of the Plan Year. Effective April 1, 1999, Plan accounts shall be valued on a daily basis.

          Section 3.33.  Variable Retirement Contributions.
          --------------------------------------------------

           Variable Retirement Contributions will be made each Plan Year based on corporate EVA results. EVA refers to Economic Value Added, which is a measure of the performance on a company-wide basis of how well the Company is doing with the capital entrusted to it by the Company's shareholders. The Consolidated Company EVA formula in use for Plan purposes is set forth in Exhibit A to the Plan.

          Section 3.34.  Vested Balance; Nonvested Balance.
          --------------------------------------------------

          The "Vested Balance" of a Participant's accounts means the portion of such accounts which is nonforfeitable pursuant to the Provisions of Section 7.2. The "Nonvested Balance" of such accounts shall mean that percentage which is forfeitable pursuant to the provisions of Section 7.3.

          Section 3.35.  Vesting Service.
          --------------------------------

          An employee's "Vesting Service" means an employee's period of employment by a Participating Company or an Affiliated Company determined in accordance with reasonable and uniform standards and policies adopted by the Committee from time to time, provided, however, that:

          (a)  Vesting Service shall be determined in completed full years.

          (b) The Vesting Service any employee shall have as of July 4, 1976, shall be such employee's accrued last continuous period of employment from the employee's most recent date of employment prior to July 3, 1976, as determined under the Plan as in effect on July 3, 1976.

          (c) Vesting Service after July 3, 1976, means the service credited from the later to occur of July 4, 1976, or the employee's date of hire by a Participating Company or an Affiliated Company to the date of the employee's Termination of Employment.

          (d) An employee who had a Termination of Employment Prior to July 4, 1976, and is subsequently reemployed by a Participating Company or an Affiliated Company after July 3, 1976, shall have rights to reinstatement of his service prior to such Termination of Employment determined under the reinstatement of service provisions of the Plan as in effect on July 3, 1976.

          (e) The Vesting Service of an employee who has a Termination of Employment after July 3, 1976, and is subsequently reemployed by a Participating Company or an Affiliated Company shall not be recognized if such service is to be disregarded in accordance with Section 3.3.

          (f) Prior service with an employer that is acquired by (or merged with) a Participating Company or Affiliate on or after January 1, 1997, shall be counted as Vesting Service under the Plan if such prior service for such employer is continuous ending on the combination date, including for this purpose continuous service with any immediate predecessors of such employer. Continuous service shall be determined taking into account the break in service rules of this Plan or, as determined by the Committee in specific acquisitions or mergers, the break in service rules of the retirement plan of such prior employer. This provision shall not cause double counting of any period of service for Vesting Service and applies only to persons employed by the prior employer at the time of the acquisition or merger by the Company or any Affiliate.





                       ARTICLE IV.   PLAN PARTICIPATION
                       --------------------------------

          Section 4.1.  Commencement of Participation.
          ---------------------------------------------

          An employee of a Participating Company shall become a Participant on the earliest date on which the employee is an Eligible Employee, and the employee completes one (1) Hour of Service, if such employee's customary employment is at the rate of at least twenty (20) Hours of Service per week. An Eligible Employee who is not scheduled or reasonably anticipated to complete at least twenty (20) Hours of Service per week shall not become a Participant until the earlier of: (a) the first day following the date during the employee's first twelve (12) consecutive months of employment in which the employee completes one thousand (1,000) Hours of Service, or (b) the first day of the Plan Year next following the first Plan Year ending after the employee's date of hire during which the employee completes one thousand (1,000) Hours of Service.

          Section 4.2.  Transfers to/from Eligible Employee Status.
          ---------------------------------------------------------

          If an employee is transferred to a position in which the employee becomes an Eligible Employee, and the employee's customary employment is at the rate of at least twenty (20) Hours of Service per week, the employee shall be deemed to have become a Participant as of the first day of the Plan Year in which such transfer occurs on which the Participant completed an Hour of Service. Any employee not scheduled or reasonably anticipated to complete at least twenty (20) Hours of Service per week, shall not become a Participant after transfer until all of the requirements of Section 3.1 are satisfied taking into account Hours of Service completed before and after becoming an Eligible Employee. If the employee is transferred to a position in which the employee is no longer an Eligible Employee, the employee shall cease active participation in the Plan on the date of transfer.

          Section 4.3.  Rehire After Termination of Employment.
          ------------------------------------------------------

          If a terminated employee is rehired by the Company including any Affiliated Company) before incurring a break in service, the employee's prior service shall be recognized immediately for all purposes of the Plan. A "break in service" is any twelve (12) consecutive month period beginning on the date the employee incurs a Termination of Employment, during which the employee does not perform one (1) Hour of Service. Such rehired employee shall commence participation in the Plan immediately upon rehire as an Eligible Employee. If a terminated employee who has incurred a break in service is rehired by the Company, the following paragraphs shall be applicable:

          (a) The employee's service prior to the Termination of Employment shall be disregarded for all purposes of the Plan if:

(i) The employee was not entitled to a Vested Balance from the employee's Retirement Account upon the Termination of Employment which occurred immediately before the break in service occurred; and

(ii) The number of consecutive breaks in service which occurred during the period in which the employee incurred such break in service equals or exceeds five (5). In computing the number of years of Vesting Service prior to such break in service, years of Vesting Service not taken into account under this paragraph, by virtue of any prior period in which a break in service occurred, shall be disregarded.

          (b) If the employee's service is not disregarded in accordance with the preceding paragraph (a) upon the employee's rehire, then the employee's prior service shall be recognized immediately for all purposes of the Plan.

          (c) If the rehired employee was formerly a Participant, and the employee's prior service is not disregarded, the employee shall commence participation immediately upon again becoming an Eligible Employee.

          Section 4.4.  Election to Become a Contributing Participant.
          ------------------------------------------------------------

          A Participant shall enroll in the Plan in accordance with Committee rules in order to elect to become a contributing Participant. The enrollment process, which may also include any contribution election agreement of the contributing Participant, shall be as prescribed by the Committee. An Eligible Employee may enroll when first becoming a Participant or as of any subsequent enrollment dates as may be determined by the Committee. Such enrollments shall be effective as of dates determined by Committee rules. Each Participating Company shall advise its employees of their initial eligibility to enroll in the Plan as a contributing Participant but shall have no obligation to provide additional notice thereafter. Any contribution election agreement hereunder is voluntary and enrollment in the Plan as a contributing Participant shall constitute acceptance of the terms of the Plan. The contribution election procedures described in Section 5.2 shall also apply to enrollments.

          Section 4.5.  No Guaranty of Employment.
          ----------------------------------------

          Participation in the Plan does not constitute a guaranty or contract of employment with a Participating Company. Such participation shall in no way interfere with any rights a Participating Company would have in the absence of such participation to determine the duration of the employee's employment with a Participating Company.

          Section 4.6.  Participation Prior to January 1, 2001.
          -----------------------------------------------------

          Notwithstanding Section 3.1 of the Plan, if an employee Participated in the Plan, in accordance with the provisions of the Plan prior to its restatement hereunder, and if the employee is an Eligible Employee on January 1, 2001, the employee shall be a Participant on January 1, 2001.

          Section 4.7.  Leased Employees.
          -------------------------------

          A person who is a leased employee within the meaning of Section 414(n) of the Internal Revenue Code shall not be eligible to participate in the Plan, but in the event such person subsequently becomes eligible to participate herein, credit shall be given for the person's service as a leased employee toward completion of the Plan's eligibility and vesting requirements.

                                 ARTICLE V.
                                 ----------

          ARTICLE VI.   EMPLOYEE AFTER TAX AND ROLLOVER CONTRIBUTIONS
          ------------------------------------------------------------

          Section 6.1.  Employee Contributions.
          --------------------------------------

          Employee after tax contributions to the Plan are neither required nor permitted.

          Section 6.2.  Rollover Contributions.
          --------------------------------------

          Any Eligible Employee may from time to time contribute to the Trust Fund a rollover contribution in cash. An Eligible Employee making a rollover contribution shall certify in writing the amount of the proposed rollover contribution and supply a copy of the most recent determination letter issued by the Internal Revenue Service covering the trust or annuity contract from which the property to be contributed to the Trust Fund has been distributed. A rollover contribution shall be credited to a separate "Rollover Contribution Account" in the name of such employee as of the date of its receipt by the Trustee. The amount thereof and the increase or decrease in the liquidation value of the Trust Fund attributable thereto shall be separately reflected in such account. The balance of a Participant's Rollover Contribution Account shall be nonforfeitable for all purposes of the Plan. Upon Termination of Employment, the balance of an employee's Rollover Contribution Account shall be distributed pursuant to the provisions of the Plan.

                                ARTICLE VII.
                                ------------

     ARTICLE VIII.    401(k) PROGRAM, COMPANY CONTRIBUTIONS AND FORFEITURES
     ------------------------------------------------------------------------

          Section 8.1.  Elective Deferrals.
          ---------------------------------

          A Participant may voluntarily elect to have the Participating Company employing the Participant contribute an amount to the Participant's 401(k) Account for each Plan Year in lieu of receiving the same amount as current compensation. Such amounts are hereinafter referred to as "elective deferrals" to the extent such amounts are not includible in the Participant's gross income for the taxable year. Such elective deferrals shall be subject to the following paragraphs:

          (a) Such election may be as to any whole percentage of Eligible Compensation from one percent (1%) to fifteen percent (15%), as determined by the Committee. Notwithstanding any upper limit on deferral elections, all elective deferrals shall be required to be tax deductible by the Participating Company in the year in which made. Accordingly, the Committee shall take into account any contributions made to all profit sharing plans (and other qualified plans) sponsored by the Participating Company for the same group of employees and periodically advise Participants as to the effective upper limits on contribution elections. Such upper limit may be adjusted by the Committee if the general limitations applicable to elective deferrals will not then be exceeded, so long as all similarly situated employees are provided with a nondiscriminatory opportunity to make proportionately the same elective deferrals. Different upper limits are specifically permitted under this Section for "highly compensated participants" and "non-highly compensated participants," as defined in (e), below.

          (b) Elective deferrals under this Section 5.1 shall be credited to a "401(k) Account" in the name of the electing Participant as of the date of their receipt by the Trustee. The amount thereof and the net earnings attributable thereto shall be separately reflected in such account.

          (c) The balance of an employee's 401(k) Account shall be nonforfeitable for all purposes of the Plan. Upon Termination of Employment, the balance of an employee's 401(k) Account shall be distributed pursuant to the provisions of the Plan.

          (d) Notwithstanding any other provision of the Plan, a Participant's elective deferrals for any calendar year, when combined with amounts deferred under other plans or arrangements described in Sections 401(k), 403(b) or 408(k) of the Internal Revenue Code, shall not exceed the limit set forth in Section 402(g)(1) of the Internal Revenue Code (or such amount as adjusted for changes in the cost of living pursuant to Section 402(g)(5) of the Internal Revenue Code).

          (e) The Plan is subject to the limitations of Code Section 401(k), which are incorporated herein by this reference, including the statutory requirements, the regulatory requirements of Treas. Reg. Section 1.401(k)-1, and all subsequent Internal Revenue Service guidance issued under the applicable Code provisions. Participating Company contributions to each Participant's Safe Harbor Match Account shall, together with required notification of Participants, cause the Plan to satisfy the requirements of Code Section 401(k)(12) each Plan Year.

          (f) Elective deferrals, and gains attributable to such amounts, may be returned by the Plan to Participants to the extent such return would reduce the excess amounts, under Treas. Reg. Section 1.415-6(b)(6).

          Section 8.2.  Contribution Election Procedures.
          -----------------------------------------------

          A contribution election (or change or revocation) shall be in such form as the Committee shall prescribe. The Committee may, from time to time, adopt policies or rules governing such elections and related procedures so that the Plan may be conveniently administered. Elections shall be effective as of the dates determined by the rules of the Committee. The Committee may change the frequency of effective dates, in its discretion, provided such changes are uniformly applied to all Participants.

          Section 8.3.  Company Safe Harbor Match Contributions.
          -------------------------------------------------------

          Company safe harbor match contributions required to be made hereunder shall be a fixed commitment of each Participating Company under the Plan and are a money purchase pension contribution for purposes of the Internal Revenue Code. The first six percent (6%) of Eligible Compensation contributed as elective deferrals by a Participant for a Plan Year shall be taken into account for purposes of determining any required matching contribution of a Participating Company. Such matching contributions shall be directly allocated to the Safe Harbor Match Accounts of contributing Participants. Each Participating Company shall contribute for each Plan Year the amount sufficient to provide the matching contributions described in paragraph (a), below, subject to the limitations described in paragraph (c) below:

          (a) Safe Harbor Match Contributions. The safe harbor match contribution hereunder is an amount sufficient to provide one hundred percent (100%) matching of the first three percent (3%) of Eligible Compensation contributed, and fifty percent (50%) of the next three percent (3%) of Eligible Compensation contributed, during the pay period for which the match is deposited, as elective deferrals by each Participant who makes Company contributions for that Plan Year.

          (b) Incentive Matching Contribution. Incentive matching contributions were provided for by the Plan prior to January 1, 2001. Incentive matching contributions shall cease effective January 1, 2001. The incentive matching contribution was an amount sufficient to provide one hundred percent (100%) matching on the first one percent (1%), two percent (2%), or three percent (3%) of Eligible Compensation contributed, during the period for which the match is deposited, as elective deferrals by each Participant who is entitled to share in the allocation of the Company contributions for that Plan Year. Such contributions could be made by a Participating Company in cash or in Manitowoc Stock. Elective deferrals which were awarded incentive matching amounts were not eligible for basic matching contributions. The following requirements had to be satisfied in order for elective deferral amounts to receive the incentive matching contribution:

(i) Subject to the diversification provision set forth below, elective deferrals entering the Plan subject to incentive matching were required to be invested in the Manitowoc Stock Fund at all times while the Participant was an employee of a Participating Company or any Affiliated Company.

(ii) Subject to the diversification rule set forth below, all incentive matching contributions were required to be invested in the Manitowoc Stock Fund at all times while the Participant was an employee of a Participating Company or any Affiliated Company.

The foregoing restrictions on investment diversification shall lapse over the ten (10) year period beginning July 1, 2001. A Participant with elective deferrals entering the Plan subject to incentive matching and with incentive matching contributions may diversify the investment of such amounts into any investment fund offered hereunder at the cumulative annual rate of ten percent (10%) of the number of shares of Manitowoc Stock included in the restricted portion of the Participant's interest in the Manitowoc Stock fund, effective on and after July 1, 2001. Accordingly, ten percent (10%) of the shares of Manitowoc Stock attributable to this portion of a Participant's Company Matching Account may be sold and the proceeds invested in other investment funds of the Plan on or after July 1, 2001, and another ten percent (10%) on or after July 1, 2002. The restrictions on investment diversification continue to lapse whether or not any restricted shares of Manitowoc Stock are actually directed to be sold pursuant to this diversification rule.

          (c) The Plan is subject to the limitations of Code Section 401(m), which are incorporated herein by this reference, including the statutory requirements, the regulatory requirements of Treas. Reg. Sections 1.401(m)-1 and 1.401(m)-2, and all subsequent Internal Revenue Service guidance issued under the applicable Code provisions. Participating Company contributions to each Participant's Safe Harbor Match Account shall, together with required notification of Participants, cause the Plan to satisfy the requirements of Code
Section 401(k)(12) each Plan Year.

          Section 8.4.  Participating Company Variable Retirement Contributions.
          ----------------------------------------------------------------------

The gross amount of the Variable Retirement Contributions of each Participating Company shall be calculated pursuant to the formula set forth on Exhibit A attached hereto, as may be amended from time to time, and by this reference incorporated herein. The gross Variable Retirement Contributions shall be reduced and offset (but not below zero) by the amount of the Fixed Retirement Contribution under Section 5.5 determined for the same Plan Year. Each Participating Company shall make its proportionate share of the Variable Retirement Contribution to the Trust Fund for each Plan Year determined for it according to this Section. Variable Retirement Contributions shall be allocated pursuant to Section 5.8 to the Retirement Accounts of each Participant.

          Section 8.5.  Participating Company Fixed Retirement Contributions.
          --------------------------------------------------------------------

          Each Participating Company shall contribute to the Trust Fund on behalf of each Participant entitled to receive such allocation an amount equal to three percent (3%) of such Participant's Eligible Compensation for the Plan Year. Such contributions shall be a fixed commitment of each Participating Company under the Plan and shall be deemed to be a money purchase pension contribution for purposes of the Internal Revenue Code. Such Fixed Retirement Contributions shall be allocated directly to the Retirement Account of each such Participant.

          Section 8.6.  Timing of Contributions.
          --------------------------------------

          In order that contributions for a Plan Year shall be deductible, each Participating Company shall make its contribution, for a Plan Year to the Trustee not later than the time, including extensions thereof, prescribed by law for filing the federal income tax return of the Participating Company for its fiscal year ending within or on the last day of the Plan Year. For purposes of the Plan, however, contributions shall be deemed to have been made as of the last day of the fiscal year of the Participating Company which ends within or on the last day of the Plan Year. The Trustee shall be under no duty, expressed or implied, either to determine the amount of or to force the collection of any contribution to the Trust Fund. Notwithstanding the foregoing, elective deferral contributions shall be remitted by the Company to the Trustee as soon as administratively convenient following the withholding of such amounts from Participant payrolls, but in no later than the fifteenth (15th) day of the month following the month in which the Company receives such contributions.

          Section 8.7.  Employees Entitled to Share.
          -------------------------------------------

          With respect to each Plan Year, an employee who was a Participant at any time during the Plan Year shall be entitled to an allocation of a Participating Company's Variable Retirement Contribution and Fixed Retirement Contribution during the Plan Year if the employee meets the requirements of either of the following paragraphs:

          (a) The employee was an Eligible Employee of a Participating Company on the last day of the Plan Year; or

          (b) The employee had a Termination of Employment while an Eligible Employee prior to the last day of such Plan Year and was fully vested under the vesting schedule of the Plan.

The requirements of this Section 5.7 shall not apply to determine entitlement to any portion of the Company contributions which are safe harbor match contributions pursuant to Section 5.3.

        Section 8.8.  Allocation Formula for Variable Retirement Contributions
        ----------------------------------------------------------------------

For each Plan Year, the Variable Retirement Contributions to the Trust Fund shall be allocated to the Retirement Accounts of those employees entitled to share therein pursuant to the following paragraphs:


          (a) One-half (1/2) of the amount of the Variable Retirement Contributions shall be allocated to the Retirement Accounts of those employees entitled to share therein in the proportion that the Eligible Compensation of each employee bears to the aggregate of the Eligible Compensation of all such employees for the Plan Year.

          (b) The remaining one-half (1/2) of the Variable Retirement Contributions shall be allocated to the Retirement Accounts of those employees entitled to share therein in the proportion that the Eligible Compensation of each employee in excess of the Integration Level bears to the Eligible Compensation for the Plan Year in excess of the Integration Level of all such employees. The maximum amount allocable to the Retirement Account of any employee under this paragraph in any Plan Year shall not exceed the lesser of
(1) two hundred percent (200%) of the Base Contribution Percentage or (2) the sum of (A) the Base Contribution Percentage plus (B) the greater of (i) five and seven-tenths (5.7) percentage points or (ii) the percentage rate of tax under
Section 3111(a) of the Internal Revenue Code in effect as of the beginning of the Plan Year which was attributable to the Old Age Insurance portion of the OASDI.

          (c) Any remaining Variable Retirement Contributions not allocated pursuant to the provisions of paragraphs (a) and (b) shall be allocated to the Retirement Accounts of those employees entitled to share therein in the proportion that the Eligible Compensation of each employee bears to the aggregate of the Eligible Compensation of all such employees for the Plan Year.

          Section 8.9.  Allocation of Forfeitures.
          ----------------------------------------

          Aggregate forfeitures declared for a Plan Year as to the portion of Participant's Retirement Accounts attributable to Variable Retirement Contributions shall be allocated as additional Variable Retirement Contributions to Participants entitled to share therein. Aggregate forfeitures declared for a Plan Year as to the portion of Participants' Retirement Accounts attributable to Fixed Retirement Contributions and the Company Matching Accounts of all Participants shall be applied to reduce the fixed obligations of the Participating Companies to make contributions to such accounts under the Plan for the year for which such forfeitures are declared final and subsequent years until fully applied.

          Section 8.10.  Maximum Additions.
          ---------------------------------

          Notwithstanding any provision of this Article V to the contrary, the annual additions to each Participant's accounts in the Plan for any Plan Year shall not exceed the limitations of Internal Revenue Code Section 415.

          Section 8.11.  Contributions for Omitted Participants.
          ------------------------------------------------------

          If, for any Plan Year, after the Company contributions made to the Trust Fund for that year have been allocated, it should appear that, through oversight or a mistake of fact or law, an employee who should have been entitled to share in such contributions received no allocation, received an allocation which was less than the employee should have received, or was otherwise omitted, the Participating Company, at its election, and in lieu of reallocating such contributions, may make a special allocation in an amount equal to the amount that would have been allocated to such employee's account had such error not been made. Such special allocation may be funded with a special contribution from the Participating Company for such purpose or out of current earnings in the Trust Fund, as determined by the Company and the Committee.

          Section 8.12.  Securities Law Compliance.
          ------------------------------------------

          (a) The price at which the Plan shall acquire newly-issued shares from the Company shall be for any day the last sale price at which a share of Manitowoc Stock traded as reported on the composite tape by the New York Stock Exchange on the business day immediately preceding such day, or, if there were no trades of Shares on the composite tape on such business day, on the most recent preceding business day on which there were trades. Or, if shares of Manitowoc Stock are not listed or admitted to trading on the New York Stock Exchange when the determination of fair market value is to be made, such price per share shall be the mean between the highest and lowest reported sales prices of shares of Manitowoc Stock on that date on the principal exchange on which the shares are then listed. If the shares are not listed on any national exchange the price shall be the amount determined in good faith by the Committee to be the fair market value of a share of Manitowoc Stock at the relevant time. The price at which the Plan shall be deemed to have acquired outstanding shares of Manitowoc Stock either in open market purchases or through privately negotiated transactions shall be the average price for such shares purchased at any time the Plan makes one or more purchases to invest available funds in Manitowoc Stock. In the event investment under the Plan is made both in newly-issued and outstanding shares, the shares purchased shall be allocated proportionately among the accounts of all Participants for whom funds are being invested at that time.

          (b) Purchases of Manitowoc Stock by the Plan shall be made in compliance with ERISA and applicable securities laws including without limitation Rule 10b-6 and Rule 10b-18 under the Securities Exchange Act of 1934, as such rules are in effect from time to time.

          (c) The Committee is specifically authorized to adopt and promulgate such rules as it deems necessary to preserve all liability exemptions for "insiders" within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, as such rules are in effect from time to time. Any rules so promulgated shall be uniformly administered in a nondiscriminatory manner as to all affected participants, who shall be fully advised of such Plan rules as in effect from time to time.

          Section 8.13.  Special Rules Applicable to Returning Veterans.
          ---------------------------------------------------------------

          (a) This Section 5.13 applies to a Participant who is absent from active employment with any Participating Company on account of military service and who returns from such military service to active employment with any Participating Company under terms and conditions that entitle the Participant to the protections of the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended. The Company shall contribute to the Trust Fund as a base contribution an amount equal to the base contribution that the Participant would have had allocated to his or her account had he or she remained continuously employed with the Company during the period of military service.

          (b) The Participant may elect (either in lieu of or in addition to the elective deferral contributions that the Participant may elect to make with respect to Eligible Compensation earned on and after the Participant's reemployment) to make elective deferral contributions, with respect to the Participant's period of eligible military service ("make-up contributions").
The Participant may elect to contribute make-up contributions during the period that begins on the date of the Participant's reemployment after covered military service and extends (i) for five (5) years from the date of reemployment, or
(ii) for a period equal to three (3) times the Participant's period of covered military service. The make-up contributions may not exceed the maximum amount of elective deferral contributions that would have been permitted under the Plan and applicable Code provisions had the Participant been continuously employed by the Company during the period of military service, reduced by the amount of elective deferral contributions (if any) actually made by the Participant during the period of military service.

          (c) The Company shall make a Company matching contribution with respect to make-up contributions in an amount equal to the amount of Company matching contribution that would have been made on behalf of the Participant had the make-up contribution been made during the period of military service.

          (d) For purposes of determining the amount of the base contribution under Sections 5.4 and 5.5, or the maximum amount of make-up contributions permissible under Section 5.1, the Participant's compensation during the period of eligible military service shall be deemed to equal the rate of pay that the Participant would have received from the Company but for the military service; provided that if such compensation cannot be determined with reasonable certainty, the Participant's compensation for the period of military service shall be deemed to equal the Participant's average compensation from the Company for the twelve (12) month period immediately preceding the Participant's military service (or if the Participant was employed for less than the full twelve (12) month period immediately preceding such military service, the Participant's average compensation from the Company for the Participant's entire period of employment with the Company preceding the Participant's military service).

          (e) No adjustment shall be made to a Participant's account to reflect the gain or loss that would have been credited (charged) to the Participant's account had the base contributions and make-up contributions described in this
Section 5.13 been made during the period of military service rather than following the Participant's return to active employment.

          Section 8.14.  Minimum Employer Contribution.
          -----------------------------------------------

          The Chief Financial Officer of the Company shall specify in writing the amount of the "minimum employer contribution" for each Plan Year. The following paragraphs shall also apply:

          (a)  "Minimum employer contribution" means, for purposes of this
Section 5.14, the amount of elective deferral contributions under Section 5.1 and Company matching contributions under Section 5.3 designated for the Plan Year by the Chief Financial Officer of the Company as the minimum employer contribution for the Plan Year. The minimum employer contribution must be contributed by Participating Companies for a Plan Year and such amounts may not revert to the Company.

          (b) The requirement to make the minimum employer contribution designated for a Plan Year is satisfied as soon as the total contributions to the Plan for a Plan Year by the Participating Companies, made pursuant to
Section 404 of the Internal Revenue Code, and including, but not limited to, elective deferral contributions, Company matching contributions, Company Fixed and Variable Retirement Contributions, equals or exceeds the minimum employer contribution amount for the Plan Year. Minimum employer contributions shall be made within the time requirements described in Section 5.6.

          (c) Minimum employer contributions shall be held in an unallocated deposit account in the investment fund selected for this purpose by the Chief Financial Officer of the Company until allocated on or before the end of the Plan Year in accordance with this Section 5.14. All gains, losses, and income attributable to such account shall be applied to reduce Plan expenses otherwise payable by the Company and, thereafter, to reduce and offset Company contributions to the Plan.

          (d) The minimum employer contribution for a Plan Year shall be allocated as follows:

(i)  First, as elective deferral contributions under Section
     5.1;

(ii) Second, as Participating Company matching contributions under Section 5.3;

(iii) Third, as Company Fixed Retirement Contributions in accordance with Section 5.5 to Participants entitled to share pursuant to
     Section 5.7;

(iv) Fourth, as Company Variable Retirement Contributions in accordance with Section 5.8 to Participants entitled to share pursuant to
     Section 5.7;




(v)  The balance, if any, remaining after the allocations in
     (1)-(4), shall be allocated as an additional Fixed Retirement Contribution, in excess of the percentage limit applicable under Section 5.5 to Participants who are eligible to share pursuant to Section 5.7; provided, however, that allocations in excess of the limitations of Section 415 of the Internal Revenue Code are not authorized hereunder.





         ARTICLE IX.   INVESTMENT ELECTIONS AND VALUATION OF ACCOUNTS
         ------------------------------------------------------------

          Section 9.1.  Investment Elections.
          ------------------------------------

          The funding policy of the Plan provides for the direction of investment by all Participants, including retired Participants. Participants are permitted to direct the investment of their Profit Sharing Accounts and their RSVP Accounts, in the aggregate. Such investment funds shall be made available for investment by employed Participants as may be determined according to the terms of the Plan and Trust Agreement. The following paragraphs shall apply to Participant investment instructions:

          (a) An investment election shall be in such form as the Committee shall prescribe. Each Participant shall, upon enrollment in the Plan, make an investment election directing the investment of the Participant's accounts in the Plan in the investment funds then currently available. The Committee may permit elections to change a Participant's investment mix which are not governing as to new contributions subsequently being added to the Participant's accounts. Such investment elections shall be as to any integral multiple of the Participant's accounts, including all contributions and credits to such accounts, as specified by the Committee. Each Participant may, thereafter, make a new investment election changing an investment election in accordance with Committee rules and procedures which shall permit changes to be made in investment elections at least once each year.

          (b) A Participant making investment elections and changes in accordance with this Section thereby assumes full responsibility for such exercise of control over assets in the Participant's accounts. No person who is otherwise a fiduciary shall be liable for any loss, or by reason of any breach, which may result from such person's exercise of such control.

  Section 9.2. Account Adjustments to Reflect Net Worth of the Trust Fund.
  -------------------------------------------------------------------------

          (a) As of each Valuation Date the accounts maintained in each separate investment fund within the Trust Fund (including those accounts not yet fully distributed) shall be adjusted, before the crediting of Company contributions but after the crediting of cash option contributions through the current Valuation Date, upward or downward, pro rata, so that such adjusted balances will equal the net worth of that investment fund as of that date, using fair market values as determined by the Trustee and reported to the Committee, after such net worth has been reduced by (i) any advance Company contributions present in such fund not yet allocated to individual accounts; (ii) forfeitures which have been declared to be final but which have not yet been reallocated; and (iii) any expenses chargeable to that investment fund which have been incurred but not yet paid from that investment fund. The period between Valuation Dates is referred to as the "allocation period." A further adjustment shall be made so as to take into account an average balance of matching contributions, cash option contributions, and loan repayments of principal and interest deposited during the allocation period, using reasonable methods applied in a uniform manner to all accounts. After these adjustments are made, if such Valuation Date is the last day of the Plan Year, the Company contributions which are to be allocated to individual accounts in the investment fund as of that date shall be credited to such accounts.

          (b) Notwithstanding the foregoing, if a Participant has a Termination of Employment and receives payment of his Vested Balance, the Nonvested Balance of such Participant's Company Contribution Account shall not be considered a part of such account as of any subsequent Valuation Date, but shall be considered a separate account of the Trust Fund until such account is either restored to the Participant or is declared to be a forfeiture as provided in
Section 7.3.

          (c) The accounting for a Participant's interest in the Manitowoc Stock Fund shall be done on an allocated share basis such that (except with respect to dividends on previously allocated shares, which dividends are credited directly to the Participant's account to which such shares are allocated) shares of Manitowoc Stock acquired by the Manitowoc Stock Fund during any allocation period shall be allocated among the accounts of Participants in proportion to the value of each Participant's account which is not then attributable to allocated stock and dividends thereon, and the individual accounts of Participants shall be adjusted accordingly. Dividends received with respect to shares of Manitowoc Stock other than previously allocated shares, and income, expenses, gains and losses on assets other than Manitowoc Stock held in the Manitowoc Stock Fund shall be credited or charged to the accounts of Participants as of each Valuation Date pro rata on the basis of the value of that portion of each Participant's account which is not then attributable to allocated stock and dividends thereon. The Manitowoc Stock Fund may utilize more frequent Valuation Dates (including daily valuations) than other investment funds maintained hereunder.

          Section 9.3.  Net Worth.
          ------------------------

          The net worth of a separate investment fund within the Trust Fund for any period shall be determined based on the Trustee's judgment of the fair market value of each of the assets of the investment fund using generally accepted accounting principles of trust accounting. Any determination made by the Trustee and the Committee with respect to the value of accounts shall be conclusive and binding upon all persons having an interest under the Plan.

          Section 9.4.  Certain Segregated Accounts.
          ------------------------------------------

          Account balances which are part of the Trust Fund but which are segregated pursuant to the directions of the Committee shall be valued according to the terms of the investment medium funding such account, using generally accepted accounting principles of trust accounting.

          Section 9.5.  Responsibility to Maintain Account Balances.
          ----------------------------------------------------------

          The responsibility to maintain account balances Pursuant to the provisions of this Article VI shall be discharged by the Committee. The Committee shall keep separate accounts for each Participant's accrued benefits under the Plan, showing the manner in which it has determined the entries made to each such account. Following the close of each Plan Year, the Committee shall make arrangements for the delivery to each Participant of a statement showing, as of the close of the Plan Year, each Participant's credited balance to each of his accounts and the extent to which such balances are vested.

          Section 9.6.  Voting and Tender Rights as to Manitowoc Stock.
          --------------------------------------------------------------

          (a) Shares of Manitowoc Stock held by the Manitowoc Stock Fund are allocated to Participants' accounts in that investment fund as of each Valuation Date. Shares which have been so allocated are referred to as allocated shares.
          (b) Voting rights with respect to allocated shares as to which the Trustee receives written instructions from the Participants to whom the shares are allocated shall be voted by the Trustee as directed by such Participants or not voted if so directed by a Participant. At the time of the mailing to stockholders of the notice of any stockholders' meeting of the Company, the Company, in conjunction with the Committee and the Trustee, shall use its reasonable best efforts to cause to be delivered to each such Participant such notices and informational statements as are furnished to the Company's stockholders in respect of the exercise of voting rights, together with forms by which the Participant may confidentially instruct the Trustee, or revoke such instruction, with respect to the voting of allocated shares. Upon timely receipt of directions, the Trustee shall vote the allocated shares on each matter as directed by the Participant. The Trustee shall vote or not vote all Manitowoc Stock held by the Manitowoc Stock Fund that is not allocated to any Participant's account and all Manitowoc Stock allocated to a Participant's account which is not voted by the Participant because the Participant has not directed (or has not timely directed) the Trustee as to the manner in which such Manitowoc Stock is to be voted, in the same proportion as those shares of the Manitowoc Stock for which the Trustee has received proper direction on such matter. All such voting rights, instructions, and directions received by the Trustee from a Participant shall be held in confidence by the Trustee and shall not be divulged or released to any person, including directors, officers, and employees of the Company or any Participating Company or Affiliated Company.

          (c) Notwithstanding any provisions of the Plan, if there is a tender offer for, or a request or invitation for tenders, of shares of Manitowoc Stock held by the Manitowoc Stock Fund, the Committee shall furnish either to the Trustee, which shall then furnish to each Participant, or directly to Participants at the Trustee's request, prompt notice of any such tender offer for, or request or invitation for tenders of, such shares of Manitowoc Stock and the Trustee shall request from each Participant instructions as to the tendering of such Participant's allocated shares (which may include instructions to refuse to tender). The Trustee shall tender only such shares of Manitowoc Stock for which the Trustee has received (within the time specified in the notification) tender instructions. With respect to shares of Manitowoc Stock which are held by the Manitowoc Stock Fund, but which are not allocated shares, and shares of Manitowoc Stock for which no instructions are received, the Trustee shall tender such shares of Manitowoc Stock in the same proportion as the number of such shares of Manitowoc Stock for which instructions to tender are received bears to the total number of such shares of Manitowoc Stock for which instructions (whether or not to tender) from Participants have been received. All such tender instructions received by the Trustee from a Participant shall be held in confidence by the Trustee and shall not be divulged or released to any person, including directors, officers, and employees of the Company, or any Participating Company or Affiliated Company, or any person making the offer.


               ARTICLE X.   DISTRIBUTION OF BENEFITS AND VESTING
               -------------------------------------------------

          Section 10.1.  Retirement, Disability and Death Benefits.
          ----------------------------------------------------------

          Upon Termination of Employment by reason of Normal Retirement, Disability Retirement or death, the entire balance of each of the accounts of a Participant shall be distributable pursuant to the provisions of the Plan. Such account balances shall be determined as of the Valuation Date immediately preceding their distribution except that any portion of such accounts invested in the Manitowoc Stock Fund shall remain invested until distributed or transferred to another investment fund pursuant to the Plan.

          Section 10.2.  Vested Benefits.
          -------------------------------

          Upon Termination of Employment prior to Normal Retirement or Disability Retirement and for a reason other than death, the Vested Balance of a Participant's Retirement Account and Company Matching Account, and the entire balance of the Participant's 401(k) Account and Rollover Contribution Account, if any, shall be distributable pursuant to the provisions of the Plan. Such account balances shall be determined as of the Valuation Date immediately preceding their distribution except that any portion of such accounts invested in the Manitowoc Stock Fund shall remain invested until distributed or transferred to another investment fund pursuant to the Plan. The following paragraphs shall also be applicable:

          (a) The Vested Balance of a Participant's Retirement Account and Company Matching Account shall be a percentage of those accounts, based upon the Participant's years of Vesting Service. Unless the Plan is a top-heavy plan within the meaning of Article X such that the vesting schedule is deemed to be amended to be the vesting schedule set forth in Article X, the Vested Balance of a Participant in such accounts shall be as set forth in the following schedule:


Years of Vesting Service        Percentage
------------------------        ----------


   Less than 1                       0%
        1                           20%
        2                           40%
        3                           60%
        4                           80%
        5                          100%



          (b) For purposes of applying the foregoing vesting schedule, all of an employee's years of Vesting Service shall be taken into account.

          (c) Notwithstanding the foregoing paragraphs, a Participant's Vested Balance shall be one hundred percent (100%) upon the Participant's attainment of Normal Retirement Age.

          (d) No amendment to the Plan changing the Plan's vesting schedule shall reduce the Vested Balance provided by such schedule determined for each Participant as of the day preceding the adoption or the effective date of such amendment, whichever is later.

          (e) If an amendment to the Plan changes the Plan's vesting schedule, each Participant having not less than three (3) years of Vesting Service shall be entitled to have his Vested Balance for his future service under the Plan computed without regard to such amendment. Any such election will not be effective unless made after the amendment is adopted but prior to sixty (60) days after the later of (i) the date the amendment was adopted, (ii) the effective date of the amendment, or (iii) the date the employee was given written notice of the amendment. Such election shall be made in writing by filing with the Committee, within said period, such form as the Committee may prescribe for this purpose. For purposes of this paragraph, an employee shall be considered to have completed three (3) years of Vesting Service if he has completed three (3) such years prior to the expiration of the election period described above.

          Section 10.3.  Forfeitures.
          ---------------------------

          The Nonvested Balance of a Participant's Retirement Account and Company Matching Account shall immediately be declared a forfeiture when the Participant incurs a Termination of Employment and receives payment of his Vested Balance. Declared forfeitures shall be reallocated, or otherwise applied, as of the last day of the Plan Year coincident with or immediately following such declaration. As of any subsequent Valuation Date, before a forfeiture is reallocated or otherwise applied, such amount shall not be considered to be a part of such Participant's accounts. Rather, such Nonvested Balance (the Participant's "prior Nonvested Balance") shall be considered to be a separate account of the Trust Fund until such account is reallocated or otherwise applied pursuant to this Section and Section 5.9. Notwithstanding the foregoing, a Participant whose vested balance has been distributed or who has no vested interest shall be deemed cashed out from the Plan. The following paragraphs shall also be applicable:

          (a) If the Participant is rehired after five (5) or more consecutive twelve (12) month periods have elapsed after the employee's Termination of Employment, the Participant has no rights to restoration of the Participant's prior Nonvested Balance. If such Participant has, upon such rehire, a Vested Balance remaining in the Plan and the Participant's vested percentage is less than one hundred percent (100%), then such Vested Balance shall be accounted for separately from any additions to the Participant's accounts which shall accrue to the Participant after such rehire. The purpose of this separate accounting is to assure that the Plan's vesting schedule is only applied to additions to the Participant's accounts following such rehire. Such separate accounting is not required when a Participant's vested percentage has reached one hundred percent (100%).

          (b) If the Participant is rehired before five (5) or more consecutive twelve (12) month periods have elapsed after the employee's Termination of Employment, the Participant has restoration rights to the Participant's prior Nonvested Balance as follows:

(i) If the Participant has not received a distribution upon Termination of Employment from the Participant's accounts, then, upon rehire the amount of his prior Nonvested Balance shall be restored to the appropriate Participant's accounts out of, in the following order of priority, forfeitures, earnings, or Company contributions.

(ii) If the Participant has received a distribution upon Termination of Employment from the Participant's accounts, then, upon rehire, the amount of his prior Nonvested Balance shall be restored to the Participant's accounts out of, in the following order of priority, forfeitures, earnings, or Company contributions to the Plan, only if the Participant makes repayments to the Plan, before the earlier of (i) the fifth anniversary of the Participant's date of rehire, or (ii) the close of a period of five (5) consecutive breaks in service, as described in Section 3.3, commencing after the distribution. The required repayment is the full amount previously distributed to the Participant from all such accounts upon Termination of Employment. The repayment period expires upon the death of the Participant.

          Section 10.4.  When Distribution of Accounts Shall Commence.
          -------------------------------------------------------------

          (a) Unless the Participant consents to a later payment permitted by the Plan, the distribution of benefits to a Participant under the Plan shall commence as soon as administratively practicable after Termination of Employment, but in no event later than sixty (60) days after the Plan Year in which occurs the later of the following events:

(i)  The Participant's attainment of Normal Retirement Age;

     or

(ii) The Participant's Termination of Employment.

However, if the amount of the payment to be made to the Participant cannot be determined by the later of such dates, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date upon which the amount of such payment can be ascertained.

          (b) A Participant may provide the required consent and elect, in accordance with Committee procedures, to have the distribution of the Participant's accounts commence as soon as administratively practicable following the Valuation Date coincident with or following the first to occur of the Participant's Termination of Employment or attainment of Normal Retirement Age. A Participant's accounts shall be held in the Plan's general investment program until distribution is required to commence to be made under Plan rules. Distribution in any form other than a Qualified Joint and Survivor Annuity shall not commence prior to a Participant's Normal Retirement Age unless the Participant's spouse consents to the distribution except as provided by the small account distribution rule in Section 7.5(e).

          (c) Payment of a Participant's accounts distributable due to death shall be made as soon as administratively practicable after the Valuation Date following the Participant's date of death or, if elected by the Participant's Beneficiary, and if the Participant had reached age fifty-five (55) at the time of death, in accordance with the extended distribution period described in
Section 7.5, including the availability of installment payments as an optional form of payment.

          (d) Lump sum payment of portions of a Participant's Vested Balance authorized to be paid pursuant to a Qualified Domestic Relations Order is specifically authorized hereunder, without regard to the age or employment status of the Participant.

          (e) Distribution of a Participant's accounts shall commence no later than the Participant's "required beginning date." In the case of a Participant who is a "five percent owner," the required beginning date is April 1 following the calendar year in which the Participant attains age seventy and one-half (701/2). For purposes of this subsection (e), the term "five percent owner" means a five percent owner as defined in Code Section 416 with respect to the Plan Year ending in the calendar year in which the Participant attains age seventy and one-half (701/2). In the case of any Participant who is not a five percent owner, the required beginning date is April 1 following the calendar year in which occurs the later of the Participant's attainment of age seventy and one-half (701/2) or the Participant's retirement.

          Section 10.5.  How Accounts are to be Distributed.
          --------------------------------------------------

          Accounts distributed under the Plan shall be paid in accordance with the following paragraphs:

          (a) Rules if Participant is Living. The normal form of distribution to a married Participant shall be a Qualified Joint and Survivor Annuity. A Participant who has no surviving spouse, who has established that the spouse cannot be located, or who has made a valid election, with spousal consent, to waive the normal form of payment, may receive payment in another form permitted under the Plan and described in paragraph (c), below; provided, however, that payment shall be in the form of an annuity for the life of such Participant unless an optional form of payment is elected. Married Participants who have not received credit for one (1) Hour of Service on or after August 23, 1984, shall be exempt from the first sentence of this paragraph.

          (b) Rules if Participant is Dead. The normal form of distribution upon the death of a married Participant shall be as to fifty percent (50%) of such Participant's accounts a Qualified Preretirement Survivor Annuity upon deaths of Participants who have received credit for one (1) Hour of Service on or after August 23, 1984. The spouse shall have the right to select an optional form of distribution, described below, as permitted by applicable regulations. The remainder of such Participant's accounts not distributed in the normal form shall be distributed in accordance with the terms of the Plan as described in
(c) below. The accounts of a Participant who has no surviving spouse, who has established that a spouse cannot be located, or who has made a valid election, with spousal consent, to waive the normal form of payment, may be distributed in another form permitted under the Plan and described in paragraph (c) below.

          (c) Optional Forms of Distribution. Optional forms of distribution under the Plan include:

(i) A lump sum, including where previously arranged, direct transfer to an individual retirement account or successor qualified Plan designated by the Participant. Section 7.7 describes the rules regarding in-kind distributions of Manitowoc Stock.

(ii) Installment payments satisfying the minimum distribution requirements of the Plan. Installment payments may only be elected as to the account balances of Participants who have reached age fifty-five (55) at the time of their Termination of Employment.

(iii) Purchase of a single premium nontransferable immediate or deferred annuity contract from a life insurance company, the terms of which satisfy the required distribution rules of the Plan. The Trustee shall be the initial owner of such a contract. Ownership shall be transferred to the Participant by the Committee promptly following purchase.


          (d) Determination of the Form of Distribution. Accounts shall be distributed in accordance with the requests of Participants and Beneficiaries; provided, however, that applicable rules or regulations shall not be violated. The Participant and, if married, the Participant's spouse shall receive a written explanation of available benefit distribution alternatives between thirty (30) and ninety (90) days before the date payments are to commence and before their required consent is obtained. The thirty (30) day notice requirement may be waived so long as distribution is not commenced until seven
(7) days have elapsed since the Participant has received such written explanation. Such consent shall be obtained before a distribution is made at any time in a form other than a Qualified Joint and Survivor Annuity, except as provided in Section 7.5(e). Spousal consent shall be made in accordance with
Section 7.8 of the Plan.

          (e) Cash Outs of Small Accounts. Notwithstanding the request of a Participant or Beneficiary, in the event that the amount of a Participant's accounts does not exceed five thousand dollars ($5,000) at the time distribution is to commence, the Committee shall direct the Trustee to distribute the Participant's accounts in a lump sum as soon as administratively practical following the Valuation Date coincident with or immediately following the Participant's Termination of Employment. Section 7.7 describes the rules regarding in-kind distributions of Manitowoc Stock. After the date distribution is to commence Participant consent, and, if the Participant is married, spousal consent which meets the requirements of Section 7.8(b) of the Plan, is required within the ninety (90) day period prior to such distribution.

          (f) Transferee Plan Requirements. The Plan may receive plan-to-plan transfers of the accounts of Participants maintained in any terminated qualified retirement plans maintained by the company or any Affiliated Company subject to the following conditions:

(i) Each optional form of benefits available under the transferor plan shall be preserved and remain available under the Plan for the value of the transferred account.

(ii) The value of any transferred amount that is subject, under a transferor plan, to the requirements of the joint and survivor annuity requirements of Code Section 401(a)(11) shall remain subject to the same rules following transfer to the Plan.

          Section 10.6.  Distribution Rules.
          ----------------------------------

          (a) All distributions from the Plan shall be made in accordance with the required distribution rules of Section 401(a)(9) of the Internal Revenue Code and the rules provided in the applicable Treasury regulations which are incorporated herein by reference. The provisions of the Plan governing distributions are intended to apply in lieu of any default provisions prescribed in the regulations; provided, however, that Code Section 401(a)(9) overrides any distribution options in the Plan inconsistent with such provisions. With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the regulations under Code Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. The preceding sentence shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code Section 401(a)(9) or such other date specified in guidance published by the Internal Revenue Service.

          Section 10.7.  Distributions of Manitowoc Stock.
          ------------------------------------------------

          Any distribution of account balances held in the Manitowoc Stock Fund, due to be made under the provisions of this Article VII upon a Participant's Termination of Employment for any reason, which are payable to a former Participant in a single lump sum amount, may, at the election of the Participant, be made in the form of shares of Manitowoc Stock provided the Participant has at least one hundred (100) shares of such stock allocated to his account in the Manitowoc Stock Fund. Other lump sum distributions of account balances in the Manitowoc Stock Fund ordinarily will be made in cash, except to the extent the recipient (including a Beneficiary or alternate payee, if applicable) specifically elects to take such distribution in shares of Manitowoc Stock. Plan accounts in the Manitowoc Stock Fund shall remain invested in such stock until distributed. The Committee may revise the foregoing rules, in its discretion, to permit additional flexibility.

          Section 10.8.  Election to Waive Survivor Benefits.
          -----------------------------------------------------

          Each married Participant may elect at any time during the applicable election period to waive the Qualified Joint and Survivor Annuity form of benefit or the Qualified Preretirement Survivor Annuity form of benefit (or both), and may revoke any such election at any time during the applicable election period. The following paragraphs shall also apply:

          (a) Applicable Election Period. The applicable election period is separately defined for each survivor benefit, as follows:

(i) For the Qualified Joint and Survivor Annuity form of benefit, it is the ninety (90) day period ending on the first day of the first period for which an amount is payable as an annuity, or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit;

(ii) For the Qualified Preretirement Survivor Annuity form of benefit, it is the period beginning on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ending on the date of the Participant's death. In the case of a Participant who incurs a Termination of Employment the applicable election period for the Qualified Preretirement Survivor Annuity form of benefit shall not begin later than the date of such Participant's Termination of Employment.

          (b) Requirement of Spousal Consent. An election not to take a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity is not effective unless the Participant's spouse consents in writing to such election, such election designates a Beneficiary (or a form of benefits) which may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the Participant without any requirement of further consent by the spouse), and the spouse's consent acknowledges the effect of such election and is witnessed by a Plan representative or a notary public. Spousal consent is not required if it is established that there is no spouse, that the spouse cannot be located, that the prior consent of the spouse expressly permits the Participant to change a Beneficiary designation without any requirement of further consent by the spouse, or that consent is not required under such other circumstances as may be prescribed by applicable regulations. Any consent by a spouse, or establishment that such consent is not required, shall be effective only with respect to such spouse. Revocations of spousal consent during the applicable election period shall be in the same form as is required for spousal consent and shall be effective for all purposes of the Plan.

          Section 10.9.  Nonalienation of Benefits.
          -------------------------------------------

          The account balances payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void.
The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder. The creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a Qualified Domestic Relations Order or any offset of benefits against an amount a participant is ordered to pay in connection with a violation of ERISA fiduciary duties to the Plan, as permitted by Code Section 401(a)(13)(C), shall not be treated as an assignment or alienation under this Section.

          Section 10.10. Procedures on Receipt of a Domestic Relations Order. If the plan receives a domestic relations order which creates, assigns, or recognizes any right to a benefit payable with respect to a Participant, the following procedures shall be followed:

          (a) The Committee shall determine whether such order is a Qualified Domestic Relations Order in accordance with written uniform rules that comply with Section 206(d)(3)(G)(ii) of ERISA;

          (b) The Committee shall notify the Participant and each alternate payee under the order as to the receipt of the order, the procedures for determining whether the order is qualified and the final determination within a reasonable period of time, or such period as may be specified in applicable regulations;

          (c) During the period of determining whether the order is qualified, the Committee shall separately account for any amounts that would be payable to the alternate payee during such period if the order had been determined to be a Qualified Domestic Relations Order. Such separate accounting is not required for amounts that would not otherwise be paid during the determination period.
If within the eighteen (18) month period beginning with the date on which the first payment would be required to be made under the order, the order is determined to be a Qualified Domestic Relations Order, the amounts specified in the order as payable shall be paid to the alternate payee in the method specified in such order, or if none, in the method selected by the alternate payee provided such method has the same effect on the Plan as a lump sum payment of such amount. If the payment method specified in such order does not have the effect on the Plan of a lump sum payment, then such amount shall not be distributable until all of the necessary conditions for payment of Article VII have been satisfied. If the order is not determined to be qualified, or the determination is not resolved within such eighteen (18) month period, the Committee shall pay such benefits that have been separately accounted for (plus interest) to the Participant, or Beneficiary, if any, who would otherwise have received such benefits if the order had not been issued. Any amounts that would be payable to an alternate payee designated in the order, except that such alternate payee cannot be located, shall be allocated to the accounts of all Participants and considered as forfeited amounts. Such forfeited amounts shall be paid to the alternate payee from the Trust Fund, out of future forfeitures and/or earnings if such alternate payee is later located. The Plan shall not be treated as failing to meet the requirements of subsection (a) or (k) of Section 401 of the Internal Revenue Code which prohibit payment of benefits before Termination of Employment solely by reason of payments to an alternate payee pursuant to a Qualified Domestic Relations Order.

          Section 10.11.  Payment of Taxes.
          ----------------------------------

          The Committee may direct the Trustee to deduct, withhold, and transmit to the proper tax authorities any tax which may be permitted or required to be deducted and withheld, and the balance of the account in such case shall be correspondingly reduced. In addition, the Committee, as a condition of directing the payment of any account balance, may require the Participant or the Participant's Beneficiary, as the case may be, to furnish it with proof of payment, or such reasonable indemnity therefor as the Committee may specify, of all income, inheritance, estate, transfer, legacy and/or succession taxes, and all other taxes of any different type or kind that may be imposed under or by virtue of any law upon the payment, transfer, descent or distribution of said benefit and for the payment of which either the Company, the Trust Fund or the Committee, in the judgment of the Committee, may be directly or indirectly liable.

          Section 10.12.  Incompetent Payee.
          ----------------------------------

          If any Participant or Beneficiary entitled to receive benefits hereunder is, in the judgment of the Committee based upon a physician's examination, unable to take care of his affairs because of mental condition, illness, or accident, any payment due such person may (unless prior claim therefor shall have been made by a qualified guardian or other legal representative) be paid for the benefit of such Participant to his spouse, child, parent, brother or sister, or other person who in the opinion of the Committee has incurred expense for, or is maintaining, or has custody of such Participant. The Committee shall not be required to see to the proper application of any such payment made to any person pursuant to the provisions of this Section, and any such payment so made shall be a complete discharge of the liability of the Trust Fund, the Committee and the Participating Company therefor.

          Section 10.13.  Notice, Place and Manner of Payment.
          ----------------------------------------------------

          Any payments due hereunder shall be made on demand at such office as the Trustee may maintain; provided, however, that any person from time to time entitled to such payments may by notice in writing to the Trustee specify a Post Office address to which such payment shall be remitted.

          Section 10.14.  Source of Benefits.
          -----------------------------------

          All benefits to which persons shall become entitled hereunder shall be provided only out of the Trust Fund. No benefits are provided under the Plan except those expressly described herein.

          Section 10.15.  Hardship Withdrawals.
          -------------------------------------

          Withdrawals by a Participant while still employed by a Participating Company may be authorized by the Committee in the event of the financial hardship of the Participant. The amount subject to withdrawal shall not exceed the amount of the Participant's elective contributions credited to his 401(k) Account. A request for withdrawal shall be in writing, signed by the Participant, on such form as the Committee shall provide for this purpose, and subject to the following paragraphs:

          (a) A distribution shall be deemed to be on account of financial hardship only if the distribution is made on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need, in accordance with the following paragraphs.

          (b) The following expenses are the only categories of financial hardship which shall be deemed immediate and heavy financial needs:

(i) Medical expenses, described in Section 213(d) of the Internal Revenue Code, previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Section 152 of the Internal Revenue Code), or amounts necessary to obtain such medical care;

(ii) Costs (excluding mortgage payments) directly related to purchase of a principal residence for the Participant;

(iii) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse, children, or dependents;

(iv) Payments necessary to prevent the eviction of the Participant from the Participant's residence or foreclosure on the mortgage of the Participant's principal residence; or

(v) Such other financial needs which the Commissioner of Internal Revenue deems to be immediate and heavy financial needs through the publication of revenue rulings, notices, and other documents of general applicability rather than of a particular application to a certain individual.

          (c) A Participant shall provide evidence of the necessity to receive a hardship distribution by written certification of the Participant (and spouse, if any) together with photostatic copies of material establishing the nature and amount of such hardship. This evidence may include, but is not limited to, invoices for health care services, accepted offers to purchase a principal residence, invoices from post-secondary educational institutions, eviction notices, or demand notices for housing expenses.

          (d) The Participant shall make a written representation to the Committee that the financial need cannot be relieved:

(i) Through reimbursement or compensation by insurance or otherwise;

(ii) By reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

(iii) By cessation of elective contributions or employee contributions under the Plan; or

(iv) By other distributions or nontaxable (at the time of the loan) loans from plans (including this Plan) maintained by the Company or by any other employer, or by borrowing from commercial sources on reasonable commercial terms. For purposes of this Section 7.15(d), the Participant's resources shall be deemed to include those assets of the Participant's spouse and minor children that are reasonably available to the Participant. Thus, for example, property owned by the Participant and the Participant's spouse, whether as community property, joint tenants, tenants by the entirety, or tenants in common, will be deemed a resource of the Participant. Property held for the Participant's child, however, under an irrevocable trust or under the Uniform Gifts to Minors Act will not be treated as a resource of the Participant.

          (e) The amount of the distribution shall be deemed necessary to meet such needs provided (i) the distribution is not (after taxes and penalties) in excess of the amount of the immediate and heavy financial need; (ii) the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available (if any) under all plans (including this Plan) maintained by the Company; and (iii) the Participant has satisfied any other requirements which the Commissioner of Internal Revenue publishes in revenue rulings, notices, and other documents of general applicability rather than of a particular application to a certain individual.

          (f) During the twelve-month (12-month) period following the Participant's receipt of the hardship distribution, the Participant may not make any elective deferrals or employee contributions to this Plan or any other tax-qualified or nonqualified deferred compensation plans of a Participating Company, if any. The preceding sentence does not apply to any health or welfare benefit plan or to the mandatory employee contribution portion of a defined benefit plan of a Participating Company, if any.

          (g) During the taxable year following the taxable year of the hardship distribution, the Participant may not make a contribution to the Participant's 401(k) Account in excess of the limitation described in Section 5.1(a) minus the amount which the Participant contributed to such 401(k) Account in the taxable year of the hardship distribution.

          (h) A hardship distribution shall not be permitted unless the Participant's spouse executes a written consent to such distribution which consent shall be witnessed by a Plan representative or a notary public. Spousal consent is not required if it is established that there is no spouse or that the spouse cannot be located.

          (i) Hardship distributions shall be made on a prorata basis from the accounts of the Participant in investment funds other than the Manitowoc Stock Fund, first, and then from the Manitowoc Stock Fund as needed to complete the distribution.

          Section 10.16.  Voluntary Withdrawals.
          --------------------------------------

          A Participant shall have the right to request a withdrawal from his 401(k) Account if the Participant has attained at least age fifty-nine and one-half (59-1/2). Such a request need not satisfy the test for a hardship distribution and may include the entire amount in such account. If a Participant makes a withdrawal pursuant to this Section 7.16, such Participant shall not be eligible to make another voluntary withdrawal under this Section until he has completed at least sixty (60) months of Plan participation after the date of the previous withdrawal. A voluntary withdrawal shall not be permitted unless the Participant's spouse executes a written consent as described in Section 7.15(h). Distributions pursuant to this Section 7.16 shall be made on a prorata basis from the accounts of the Participant in investment funds other than the Manitowoc Stock Fund, first, and then from the Manitowoc Stock Fund (drawing last on amounts in such Fund that are not subject to Participant investment direction) as needed to complete the distribution.

          Section 10.17.  Loans to Participants.
          --------------------------------------

          Upon the application of a Participant made with the Committee, in such form as the Committee requires, the Committee shall direct the Trustee to make a loan or loans to such Participant out of the Participant's 401(k) Account. No loans are permitted from Company Matching Accounts, Safe Harbor Match Accounts, and Retirement Accounts in the Plan. The following paragraphs shall also be applicable:

          (a) This Section applies only to an employee of a Participating Company who has a 401(k) Account in the Plan attributable (i) to his own participation herein or (ii) to the participation of a deceased Participant of whom the employee is a Beneficiary. An employee in either of these two categories shall be referred to as a "borrower." With respect to an employee who is in both of these categories, the limitations in subparagraph (b), below, shall apply in the aggregate to all of his 401(k) Account balances in the Plan. In addition, this loan program shall also be extended to Participants who are not employees of a Participating Company and who qualify as parties in interest with respect to the Plan, as defined in ERISA 3(14), and who have 401(k) Accounts in the Plan.

          (b) Upon filing a proper written application with the Committee, an eligible borrower may borrow against his 401(k) Account. The maximum loan amount, when added to the total of all loans to any eligible borrower and interest accrued on outstanding loans at the time of the granting of a new loan from such account, shall not exceed one-half (1/2) the value of his vested interest in his 401(k) Account as of the last day of the month immediately preceding such written application; or, if less, fifty thousand dollars ($50,000) reduced by the excess (if any) of the highest outstanding balance of all loans in the preceding one (1) year period over the outstanding loan balance on the date of the current loan. Minimum loan size shall be one thousand dollars ($1,000) and a borrower shall maintain no more than one (1) loan at any time.

          (c) All loans shall bear interest commensurate with the rate which would be charged by commercial lenders for similar loans in accordance with Department of Labor Regulation . 2550.408b-1 as determined by the Committee.
The duration of the loan shall be such period as may be agreed upon by the borrower and the Committee but in no event shall the term exceed five (5) years in duration. All loans shall be due and payable in accordance with the terms of the loan, upon an event of default described below, or if earlier, when a taxable distribution is made (i) in the case of a borrower employed by a Participating Company or an Affiliated Company when the loan is entered into, after termination of employment, or (ii) in the case of a borrower not employed by a Participating Company or an Affiliated Company when the loan is entered into, after the death of the borrower. The amount otherwise payable to the Participant or his spouse or other Beneficiary shall be offset by any unpaid principal and interest on the loan.

          (d) Each loan shall require regular amortization of principal and interest by payroll deduction, if applicable, but in no event less frequently than on a quarterly basis. The terms and conditions of each loan shall be incorporated in a promissory note executed by the borrower. Every borrower shall receive a clear statement of the charges involved in each loan transaction, which shall include the dollar amount and annual interest rate of the finance charge.

          (e) Amounts loaned to a borrower shall be withdrawn proportionately from the investment funds in which the borrower's 401(k) Account is invested other than the Manitowoc Stock Fund, first, and then from the Manitowoc Stock Fund (drawing last on amounts in such Fund that are not subject to Participant investment direction) as needed to provide the full proceeds of the loan, and such borrowed amounts shall not thereafter share in fund earnings, but shall be investments for the benefit of the borrower's account to be treated as a segregated loan account. All loans shall be secured by the borrower's segregated loan account which shall consist of the borrower's indebtedness plus accrued interest. Amounts repaid to a borrower's segregated loan account shall be deposited to the Plan's investment funds pursuant to the investment election then in effect for the borrower's 401(k) Account except that the portion of the loan repayment of principal and interest that is attributable to proceeds taken from the portion of the Participant's account in the Manitowoc Stock Fund that is not subject to Participant investment direction (as determined at the time of origination of the loan) shall first be redeposited to the Manitowoc Stock Fund.

          (f) If a Participant defaults in the making of any payments on a loan when due and such default continues until the end of the calendar year quarter following the calendar year quarter in which the required payment was due, or in the event of the Participant's bankruptcy, impending bankruptcy, insolvency or impending insolvency, the loan shall be deemed to be in default, and the entire unpaid balance with accrued interest shall become due and payable. The Trustee may pursue collection of the debt by any means generally available to a creditor where a promissory note is in default, or, if the entire amount due is not paid by the end of the grace period described above, the Trustee may apply the balance in the Participant's account in satisfaction of the unpaid principal and accrued interest at such time as determined by the Administrator which will not risk disqualification of the Plan.

          (g) Notwithstanding the foregoing, the Committee may adopt rules and procedures for deferring payments for limited time periods, not to exceed six
(6) months, during which the borrower is absent from work due to Leave of Absence or maternity or paternity leave. The Committee may impose such other rules, requirements or restrictions relating to loans as it shall determine to be necessary or appropriate from time to time. Notwithstanding any other provision to the contrary, special costs and fees associated with a borrower's loan may be charged directly to the borrower's account.

          (h) Notwithstanding the Plan's hardship withdrawal provisions, a Participant shall be permitted to make withdrawals from his 401(k) Account only if, and to the extent, that such withdrawals do not reduce the Participant's account balance below the outstanding balance of any loans made pursuant to this
Section including accrued interest thereon. In the event that the borrowing Participant's account becomes distributable before repayment in full of all principal and interest on outstanding loans, the note evidencing any outstanding loan may be distributed to the Participant in full satisfaction of the remaining indebtedness.

          (i) All loans shall be subject to the consent of the Participant making the loan, and if married, to the spouse of the Participant. Such consent shall be provided to the Plan within the ninety (90) day period prior to the making of the loan. Such consent shall acknowledge the possible reduction in Plan benefits which may occur in the event of a distribution resulting from default, as described above.

          Section 10.18.  Direct Transfer of Eligible Rollover Distributions.
          --------------------------------------------------------------------

          (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 7.18, a distributee may elect, at the time and in the manner prescribed by the Committee to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover as such terms are defined herein.

          (b) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; effective after December 31, 1998, any hardship withdrawal hereunder; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (c) An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (d) A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (e) A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                ARTICLE XI.
                                -----------

                      ARTICLE XII.   PLAN ADMINISTRATION
                      -----------------------------------

          Section 12.1.  The Administrative Committee.
          --------------------------------------------

          The Plan shall be administered by an Administrative Committee (the "Committee") pursuant to the following paragraphs:

          (a) The Committee shall be the Company or such member or members who shall be appointed by and serve at the pleasure of the Board of Directors. Upon the death, resignation, removal or inability to serve of any Committee member, the Board of Directors may, but need not, name his successor. Any member of the Committee may resign at any time by delivering written notice of such resignation to the Company. The Board of Directors shall have the right at any time, with or without cause or notice, to remove any member of the Committee.

          (b) Members of the Committee shall not be entitled to compensation for performing their duties as Committee members, but shall be entitled to reimbursement for any expenses reasonably incurred in connection with the administration of the Plan which are not otherwise paid by the Company.

          (c) The Committee shall be the Plan administrator and shall control and manage the operation and administration of the Plan, including the following:

(i) The Committee shall from time to time certify in writing to the Trustee the names of retired, terminated or deceased Participants, the payment method selected with respect to any account balances payable to such persons and the date such payments shall commence and terminate, all in accordance with the Plan. Any such notice from the Committee shall be deemed adequate by the Trustee if signed by any member of the Committee or the Committee's duly authorized agent.

(ii) The Committee shall file such reports with governmental authorities as may be required by law and which are not filed by the Trustee.

(iii) The Committee may adopt and promulgate such rules and regulations, not inconsistent with the terms and provisions hereof, for the administration of the Plan as it deems necessary. From time to time, the Committee may amend or supplement any such rules or regulations. The Committee shall decide any questions of eligibility, participation, benefit payments and any other questions of interpretation relating to the Plan.

(iv) The Committee shall review claims for benefits in accordance with the Plan's claims procedures.

(v) The Committee shall prescribe procedures to be followed and forms to be used in electing any alternatives available under the Plan and to apply for benefits under the Plan.

(vi) The Committee shall prepare and distribute, in such manner as the Committee determines appropriate, information explaining the Plan.

(vii) The Committee shall receive from the Company and from Participants such information as shall be necessary for the proper administration of the Plan. The Committee shall be entitled to rely on any such information so received.

(viii) The Committee shall have such power to add to, subtract from or modify any of the terms of the Plan, as may be delegated to it by the Board of Directors pursuant to Article XII or otherwise. The Committee shall have no power to change or add to any benefits provided by the Plan or to waive or fail to apply any requirements of eligibility for benefits under the Plan.

          (d) A majority of the members of the Committee shall constitute a quorum. The approval of such a quorum, expressed from time to time by a vote at a meeting, or in writing without a meeting, shall constitute the action of the Committee and shall be valid and effective for all purposes of this Plan. The acts and determinations of the Committee made in good faith within the powers conferred upon it by this Plan shall be valid and final and conclusive (subject only to change pursuant to the provisions of this Plan) for all purposes of the Plan.

          (e) Discretionary actions of the Committee shall be made in a manner which does not discriminate in favor of shareholders, officers or highly compensated employees. In the event the Committee is to exercise any discretionary authority with respect to a Participant who is a member of the Committee, such discretionary authority shall be exercised solely and exclusively by those members of the Committee other than such Participant. If the Participant is the sole member of the Committee, such discretionary authority shall be exercised solely and exclusively by the Board of Directors.

          (f) By unanimous vote, members of the Committee may allocate specific responsibilities among themselves. Also by unanimous vote, the Committee may delegate to persons other than members of the Committee some or all of its discretionary authority to control and manage the operation and administration of the Plan. However, the Committee may not delegate its power to review claims under the Plan's claims procedures.

          (g) The Committee may appoint such advisors, agents and representatives as it shall deem advisable and may also employ such clerical, legal, and medical counsel as it deems necessary. Any action taken by a properly authorized agent of the Committee shall be deemed taken by the Committee.

          (h) The Company shall indemnify and hold harmless each Committee member and employee against all liabilities, losses, costs and expenses, including reasonable attorney's fees, incurred or suffered by any such member or employee in connection with such person's management or administration, at any time, of this Plan; provided, however, that such indemnity shall not extend to the willful misconduct or gross negligence of any such person.

          Section 12.2.  Agent for Legal Process.
          ---------------------------------------

          The Company shall designate, by action of its Board of Directors, an agent for service of legal process with respect to any matter concerning the Plan.

          Section 12.3.  Beneficiary Designations.
          ----------------------------------------

          At any time and from time to time, each Participant having an entitlement to benefits under the Plan which will continue after his death shall have an unrestricted right to designate one or more Beneficiaries or contingent Beneficiaries to whom payment of any account balances described in this Plan to which such Participant was entitled shall be paid in the event of the Participant's death. Each such designation shall be evidenced by a written instrument in a form acceptable to the Committee, signed by the Participant and filed with the Committee. A Participant may designate different Beneficiaries at any time by filing a new beneficiary designation with the Committee. The last effective designation filed with the Committee shall supersede all prior designations. No beneficiary designation filed after the death of a Participant shall be valid. The following paragraphs shall also be applicable:

          (a) If a Participant fails to designate a Beneficiary, or if no designated Beneficiary survives a Participant, or if a beneficiary designation is invalid, the following persons in the order named shall be deemed to be such
Beneficiary:

(i)                     Surviving spouse of the Participant, if any.

(ii) If there is no surviving spouse, then the children surviving the Participant (in equal shares) and the descendants then living of any deceased children, by right of representation.

(iii) If the Participant shall leave neither spouse nor descendants surviving, then the executors or administrators of the Participant's estate.

          (b) A Participant may designate both primary and contingent Beneficiaries, as well as to whom benefits shall be distributed in the event of the death of a Beneficiary.

          (c) Any designation of a Beneficiary by a Participant (who has been credited with an Hour of Service on or after August 23, 1984), other than the Participant's spouse, if any, shall not be effective as to fifty percent (50%) of the Participant's accounts unless (i) consented to by the spouse, (ii) the consent of the spouse expressly permits such designations by the Participant without any requirement of further consent by the spouse, or (iii) it has been established to the satisfaction of the Committee that there is no spouse or that the spouse cannot be located.

          (d) Notwithstanding the foregoing, in the event of the Participant's divorce on or after January 1, 2001, the former spouse shall cease to be a Beneficiary unless after such divorce the Participant completes a new designation naming such individual as a Beneficiary.

          Section 12.4.  Claims Procedure.
          --------------------------------

          (a) For purposes of this Section 8.4, a claim for benefits shall be deemed filed when the Committee receives written notice from either the person claiming a benefit (hereafter referred to as "claimant"), or the Company, that a Participant has either retired, died, become disabled, or terminated the Participant's employment for any other reason. Upon receipt of this written notice, the Committee shall determine the benefits, if any, payable to the claimant. The Committee shall communicate in writing to the claimant the benefits, if any, so determined within ninety (90) days after the date the Committee receives the written notice described above that a claim has been filed. If special circumstances require, the 90-day period set forth in the preceding sentence may be extended up to a period of ninety (90) additional days, provided the Committee furnishes the claimant a written notice, prior to the expiration of the initial 90-day period, of the extension, specifying the special circumstances requiring the extension and the date by which the Committee expects to determine the benefits payable, if any.

          (b) If any claim for benefits is subject to a dispute, partially denied or wholly denied, the Committee shall provide the claimant a written notice setting forth in a manner calculated to be understood by the claimant--

(i) The specific reason(s) for the benefit determination made by the Committee;

(ii) Specific reference(s) to pertinent Plan provisions on which the benefit determination is based;

(iii) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

(iv) Necessary information as to the requirements for submitting the disputed claim for a review under subsection (c) below.

          (c) A claimant who, upon receipt of the notice set forth in subsection (b) above, desires a review of the benefit determination made by the Committee must file not later than sixty (60) days (subject to circumstantial extensions) after such receipt a written request for a review of the benefit determination. Such written request must be filed with the Committee, and the requested review shall be conducted by the Committee in such a manner so as to provide the claimant a full and fair review of the claimant's claim and the initial determination. Upon receipt by the Committee of a written request for such a review, the Committee shall advise the claimant in writing that the claimant or the claimant's duly authorized representative, may review documents pertinent to the disputed claim and the claimant may submit written issues and comments to the Committee for consideration during the review.

          The Committee shall review the disputed claim and render a decision not later than sixty (60) days following the receipt by the Committee of the written request for a review, unless special circumstances require an extension of the time for processing, in which case the decision shall be rendered not later than one hundred twenty (120) days following such receipt. A written notice of any such extension shall be furnished to the claimant prior to the commencement of the extension.

          The Committee shall render its decision on review in writing to the claimant within the applicable time period set forth in (d) above and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as references to the pertinent Plan provisions on which the decision is based. Should the Committee fail to render its decision within the applicable time period the claim shall be deemed to have been denied.

          Section 12.5.  Records.
          -----------------------

          Each Participating Company and each other person performing any functions in the operation or administration of the Plan or the management or control of the assets of the Plan shall keep such records as may be necessary or appropriate in the discharge of their respective functions hereunder, including records required by ERISA or any other applicable law. Records shall be retained as long as necessary for the proper administration of the Plan and at least for any period required by ERISA or other applicable law.

          Section 12.6.  Correction of Errors.
          ------------------------------------

          It is recognized that in the operation and administration of the Plan certain mathematical and accounting errors may be made or mistakes may arise by reason of factual errors in information supplied to the Trustee, a Participating Company or the Committee. Each such party shall have power to cause such equitable adjustments to be made to correct such errors as they, in their discretion, consider appropriate. Such adjustments shall be final and binding on all persons.

          Section 12.7.  Evidence.
          ------------------------

          Evidence required of anyone under this Plan may be by certificate, affidavit, document, or other instrument which the person acting in reliance thereon considers to be pertinent and reliable and to be signed, made, or presented by the proper party.

          Section 12.8.  Bonding.
          -----------------------

          Plan officials and fiduciaries shall be bonded to the extent required by ERISA. Premiums for such bonding may, in the sole discretion of a Participating Company, be paid in whole or in part from the Trust Fund. A Participating Company may provide by agreement with any person that the premium for required bonding shall be paid by such person.

          Section 12.9.  Waiver of Notice.
          --------------------------------

          Any notice required hereunder may be waived by the person entitled thereto.

                               ARTICLE XIII.
                               -------------

                           ARTICLE XIV.   TRUST FUND
                          ---------------------------

          Section 14.1.  Composition.
          ----------------------------

          All sums of money and all securities and other property received by the Trustee for purposes of the Plan, together with all investments made therewith, the proceeds thereof, and all earnings and accumulations thereon, and the part from time to time remaining shall constitute the "Trust Fund." The Trust Fund shall be held in trust pursuant to the terms of this Plan. The Trust Fund shall be segregated from the assets of the Company.

          Section 14.2.  The Trust Agreement.
          -----------------------------------

           In order to implement the Plan, the Company has previously entered into The Manitowoc Company Employees' Profit-Sharing Trust. The selection and appointment of the Trustee of the Trust Fund shall be made by the Board of Directors. The Board of Directors shall have the right at any time to remove a Trustee and appoint a successor thereto, subject only to the terms of the Trust Agreement. The Board of Directors shall have the right to determine the form and substance of the Trust Agreement, subject only to the requirement that the terms are not inconsistent with the provisions of the Plan.

          Section 14.3.  Compensation, Reimbursement.
          --------------------------------------------

          The Trustee, other than a Trustee who is also a Participant under the Plan or an employee of a Participating Company, shall be entitled to receive reasonable compensation for services as Trustee in such amount as may be agreed upon from time to time between the Participating Company and the Trustee. The Trustee shall be entitled to reimbursement for all expenses reasonably incurred by the Trustee in the performance of services. Such compensation and reimbursements shall be paid from the Trust Fund unless paid by a Participating Company.

          Section 14.4.  No Diversion.
          ------------------------------

          The Trust Fund shall be maintained for the exclusive purpose of providing benefits to Participants under the Plan and their Beneficiaries and defraying reasonable expenses of administering the Plan. No part of the corpus or income of the Trust Fund may be used for, or diverted to, purposes other than for the exclusive benefit of Plan Participants or their Beneficiaries. Notwithstanding the foregoing, the following paragraphs shall apply:

          (a) The establishment of the Plan by the Participating Companies is contingent upon obtaining initial approval of the Internal Revenue Service of the Plan. In the event that the Internal Revenue Service fails to approve the Plan, the Trustee shall promptly proceed to return all contributions made by the Company with respect to Plan Years after the effective date of the Plan hereunder to those Participating Companies in the proportions in which such contributions were made. In no event shall the amounts described in the preceding sentence be returned later than one (1) year after the date of the final denial of qualification of the Plan, including the final resolution of any appeals before the Internal Revenue Service or the courts.

          (b) If a contribution is made by reason of mistake of fact, then such contribution shall be returned to the Participating Companies in the proportions in which such contributions were made within one (1) year after the payment was made.

          (c) All contributions to the Plan are conditioned on their deductibility. To the extent that a deduction is disallowed such contribution shall be returned to the Participating Companies in the proportions in which such contributions were made within one (1) year after the disallowance thereof.

          (d) In the case of a termination of the Plan as to a Participating Company, any residual assets attributable to such Participating Company which are held in suspense pursuant to Code Section 415 shall be returned to the Participating Company.





                ARTICLE XV.   SPECIAL RULES FOR TOP-HEAVY PLANS
                -------------------------------------------------

          Section 15.1.  Top-Heavy Restrictions.
          ---------------------------------------

          Notwithstanding any provision to the contrary herein, in accordance with Internal Revenue Code Section 416, if the Plan is a top-heavy plan for any Plan Year, then the provisions of this Section shall be applicable. The Plan is "top-heavy" for a Plan Year if as of its "determination date" (i.e. the last day of the preceding Plan Year or the last day of the Plan's first Plan Year, whichever is applicable), the total present value of the accrued benefits of key employees (as defined in Code Section 416(i)(1) and applicable regulations) exceeds sixty percent (60%) of the total present value of the accrued benefits of all employees under the plan (excluding those of former key employees and employees who have not performed any services during the preceding five (5) year period) (as such amounts are computed pursuant to Code Section 416(g) and applicable regulations using a five percent (5%) interest assumption and a 1971 GAM mortality assumption) unless such plan can be aggregated with other plans maintained by the applicable controlled group in either a permissive or required aggregation group and such group as a whole is not top-heavy. Any nonproportional subsidies for early retirement and benefit options are counted assuming commencement at the age at which they are most valuable. In addition, a plan is top-heavy if it is part of a required aggregation group which is top-heavy. Any plan of a controlled group may be included in a permissive aggregation group as long as together they satisfy the Code Section 401(a)(4) and 410 discrimination requirements. Plans of a controlled group which must be included in a required aggregation group include any plan in which a key employee participates or participated at any time during the determination period (regardless of whether the plan has terminated) and any plan which enables such a plan to meet the Code Section 401(a)(4) or 410 discrimination requirements. The present values of aggregated plans are determined separately as of each plan's determination date and the results aggregated for the determination dates which fall in the same calendar year. A "controlled group" for purposes of this Section includes any group of employers aggregated pursuant to Code Sections 414(b), (c) or (m). The calculation of the present value shall be done as of a valuation date which for a defined contribution plan is the determination date and for a defined benefit plan is the date as of which funding calculations are generally made within the twelve month period ending on the determination date. Solely for the purpose of determining if the Plan, or any other plan included in a required aggregation group of which this Plan is a part, is top-heavy (within the meaning of Code Section 416(g)) the accrued benefit of an employee other than a key employee (within the meaning of Code
Section 416(i)(1)) shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the affiliates, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C).


          Section 15.2.  Minimum Top-Heavy Benefits.
          ------------------------------------------

          If a defined contribution plan is top-heavy in a Plan Year, non-key employee participants who have not separated from service at the end of such Plan Year will receive allocations of employer contributions and forfeitures at least equal to the lesser of three percent (3%) of compensation (as defined in Code Section 415) for such year or the percentage of compensation allocated on behalf of the key employee for whom such percentage was the highest for such year (including any salary reduction contributions). If a defined benefit plan is top-heavy in a Plan Year and no defined contribution plan is maintained, the employer-derived accrued benefit on a life only basis commencing at the normal retirement age of each non-key employee shall be at least equal to a percentage of the highest average compensation for five (5) consecutive years, excluding any years after such Plan permanently ceases to be top-heavy, such percentage being the lesser of (i) twenty percent (20%) or (ii) two percent (2%) times the years of service after December 31, 1983 in which a Plan Year ends in which the Plan is top-heavy. If the controlled group maintains both a defined contribution plan and a defined benefit plan which cover the same non-key employee, such employee will be entitled to the defined benefit plan minimum and not to the defined contribution plan minimum.

          Section 15.3. Top-Heavy Vesting Requirements.
          ----------------------------------------------

          If the Plan is top-heavy in a Plan Year, the vesting schedule shall automatically be amended for any employee employed on the first day of such year or thereafter so that the vested percentage for employer-derived benefits is equal to the greater of the vesting provided under other provisions of the Plan or the following schedule:

Years of Service             Nonforfeitable Percentage
-----------------            -------------------------

     1                                   0%
     2                                  20%
     3                                  40%
     4                                  60%
     5                                  80%
 6 or more                             100%



where "years of service" means the years credited for vesting purposes under the Plan or, if greater, the years required to be counted under Code Section 411 and applicable regulation thereto. If the Plan thereafter ceases to be top-heavy for a Plan Year, the vesting schedule above shall be disregarded and the original schedule applied, except with respect to any Participant with three (3) or more years of service and except that no Participant's vested percentage as of the end of the prior year shall be decreased. Any nonvested Participant who acquires a vested interest in the employer-derived benefit by operation of the amended vesting schedule shall not be subject thereafter to a cancellation of service. Notwithstanding anything in this Section to the contrary, the amendment of the vesting schedule pursuant to this subsection shall not affect the calculation of benefit amounts or the determination of benefit commencement dates hereunder.



                                ARTICLE XVI.
                               --------------

          ARTICLE XVII.   ADOPTION, AMENDMENT, TERMINATION AND MERGER
          ------------------------------------------------------------

          Section 17.1.  Adoption of Plan by Additional Company.
          --------------------------------------------------------

          The Board of Directors may extend the Plan to employees of any Affiliated Company and their participation shall be effective upon appropriate action being taken by such Company necessary to adopt the Plan. In that event, or if any persons become Eligible Employees of a Participating Company as the result of merger or consolidation or as the result of acquisition of all or part of the assets or business of another company, the Board of Directors shall determine to what extent, if any, previous service with such company shall be recognized under the Plan. The following paragraphs shall also be applicable:

          (a) Each adopting Company shall participate in the Trust Fund hereunder.

          (b) The Trustee may, but shall not be required to, commingle and hold as one Trust Fund all contributions made by all adopting Companies.

          (c) The Board of Directors shall have the sole authority to amend the Plan and Trust and the Committee shall have the sole authority to administer the Plan.

          (d) Any company participating in the Plan may terminate its participation in the Plan and Trust by appropriate action. In that event the funds held on account of the employees of the terminating company, and unpaid balances of former employees of such company, shall be segregated to a separate trust, pursuant to certification by the Committee to the Trustee to do so, continuing the Plan as a separate plan for the employees of that company under which the board of directors of that company shall succeed to all of the powers and duties of the Board of Directors, including appointment of the members of the committee of that separate plan. Alternatively, upon certification by the Committee to the Trustee, other appropriate disposition of the terminating company's Plan assets shall be made.

          Section 17.2.  Amendment.
          -------------------------

          (a) Subject to the nondiversion provisions of Section 9.4, the Board of Directors, and the Committee, to the extent set forth in (b), below, may amend the Plan at any time and, from time to time, with respect to all Participating Companies. No amendment of the Plan shall have the effect of changing the rights, duties and liabilities of the Trustee without its written consent. No amendment shall divest a Participant or Beneficiary of benefits accrued prior to the amendment or eliminate any optional form of benefit. The Company agrees that promptly upon adoption of any amendment to the Plan, it will furnish a copy of the amendment together with a certificate evidencing its due adoption, to the Trustee then acting and to any other Participating Companies. No amendment necessary to comply with any applicable law, regulation, or order of the Internal Revenue Code or ERISA or any other provision of law shall be considered prejudicial to the rights of any employee or his Beneficiaries.

          (b) The Committee is hereby delegated authority to amend the Plan in the following ways: (i) to make any changes of a technical nature required by changes in applicable law or regulation or appropriate to the convenient administration of the Plan that do not constitute material or significant changes to the design of the Plan; (ii) to add or delete from coverage by the Plan Participating Companies and groups of Eligible Employees and determine the terms and conditions of the participation in the Plan of new Participating Employees and groups of Eligible Employees, consistent with the design of the Plan as determined by the Board of Directors; and (iii) to amend Exhibit A of the Plan. Actions of the Committee hereunder shall be set forth in written certificate form, signed by the Committee Chair or Secretary, or in written consent form signed by each member of the Committee, filed with the Secretary of the Corporation.

          Section 17.3.  Reorganizations of Participating Companies.
          ----------------------------------------------------------

          In the event two (2) or more Participating Companies shall be consolidated or merged, or in the event one (1) or more Participating Companies shall acquire the assets of another Participating Company, the Plan shall be deemed to have continued, without termination and without a complete discontinuance of contributions, as to all of the Participating Companies involved in such reorganization and their employees, except that employees whose Termination of Employment shall occur at the time of and because of such reorganization shall be entitled to benefits as in the case of a termination of the Plan. In such event, in administering the Plan, the corporation resulting from the consolidation, the surviving corporation in the merger, or the employer acquiring all of the assets shall be considered as a continuation of the Participating Companies involved in the reorganization.

          Section 17.4.  Termination.
          ----------------------------

          The Plan may be terminated by the Company in full or in part. An employer which has discontinued its sole participation in the Plan with the other Participating Companies shall also have the right to terminate its separate plan which resulted from such discontinuance at any time by action of its board of directors. Any such voluntary termination of the Plan, or separate plan, shall be made in compliance with all applicable provisions of law.

          Section 17.5.  Discontinuance of Contributions.
          ------------------------------------------------

          Whenever a Participating Company determines that it is impossible to or not advisable to make further contributions as provided in the Plan, its board of directors may, without discontinuing its participation in the Plan, adopt an appropriate resolution permanently discontinuing all further contributions to the Plan. A certified copy of such resolution shall be delivered to the Committee and the Trustee. Thereafter, the Committee and the Trustee shall continue to administer all provisions of the Plan which are necessary and remain in force, other than provisions relating to contributions by such Participating Company.

          Section 17.6. Rights Upon Termination, Partial Termination and Discontinuance of Contributions.
          ----------------------------------------------------------------

           Notwithstanding any other provisions of this Plan, the Vested Balance of the Profit Sharing Account and Retirement Savings Account of each Participant shall become one hundred percent (100%) upon termination or partial termination of the Plan as to a Participating Company, either as provided in Section 11.4 or by operation of law, or upon a discontinuance of contributions to the Plan by a Participating Company, either as provided in Section 11.6 or by operation of law.

          Section 17.7.  Deferral of Distributions.
          -----------------------------------------

          In the event of a complete or partial termination of the Plan, the Committee or the Trustee may defer any distribution of benefit payments to Participants and Beneficiaries with respect to which such termination applies until after the following have occurred:

          (a) Receipt of a final determination from the Treasury Department or any court of competent jurisdiction regarding the effect of such termination on the qualified status of the Plan under Section 401(a) of the Internal Revenue Code.

          (b) Appropriate adjustments of the Trust Fund to reflect taxes, costs and expenses, if any, incident to such termination.

          Section 17.8.  Merger, Consolidation or Transfer of Plan Assets.
          -----------------------------------------------------------------

          In the case of any merger or consolidation of the Plan with any other plan, or in the case of the transfer of assets or liabilities of the Plan to any other plan, provision shall be made so that each Participant and Beneficiary would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

                               ARTICLE XVIII.
                               ---------------

         ARTICLE XIX.  FIDUCIARIES AND ALLOCATION OF RESPONSIBILITIES
         -------------------------------------------------------------

          Section 19.1.  Fiduciaries.
          ----------------------------

          The Board of Directors, the Committee, any investment manager, and the Trustee shall be deemed to be the only fiduciaries, named and otherwise, of the Plan and Trust Fund for all purposes of ERISA. No named fiduciary designated in this Section 12.1 shall be required to give any bond or other security for the faithful performance of its duties and responsibilities with respect to the Plan and/or Trust Fund, except as may be required from time to time under ERISA.

          Section 19.2.  Allocation of Fiduciary Responsibilities.
          ----------------------------------------------------------

          The fiduciary responsibilities (within the meaning of ERISA) allocated to each named fiduciary designated in Section 12.1 hereof shall consist of the responsibilities, duties, authority and discretion of such named fiduciary which are expressly provided herein and in any related documents. Each such named fiduciary may obtain the services of such legal, actuarial, accounting and other assistants as it deems appropriate, any of whom may be assistants who also render services to any other named fiduciary, the Plan and/or the Participating Companies; provided, however, that where such services are obtained, the named fiduciary shall not be deemed to have delegated any of its fiduciary responsibilities to any such assistant but shall retain full and complete authority over and responsibility for any activities of such assistant. The Board of Directors, Trustee, any investment manager, Committee and any individual members thereof shall not be responsible for any act or failure to act of any other one of them except as may be otherwise specifically provided under ERISA.

          Section 19.3.  General Limitation on Liability.
          ------------------------------------------------

          Neither the Board of Directors, the Committee, the Trustee, any investment manager nor any other person or entity, including the Company and its shareholders, directors and employees, guarantees the Trust Fund in any manner against loss or depreciation and none of them shall be jointly or severally liable for any act or failure to act or for anything whatever in connection with the Plan and the Trust Fund, or the administration thereof, except and only to the extent of liability imposed because of a breach of fiduciary responsibility specifically prohibited under ERISA.

         Section 19.4. Multiple Fiduciary Capacities.
         ---------------------------------------------

          Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan and/or the Trust Fund.

          Section 19.5.  Responsibility of Insurance Companies.
          -------------------------------------------------------

          No insurance company issuing contracts upon the application of the Trustee or the Company or any Participating Company shall be deemed to be a party to the Plan nor shall it be responsible for its validity. The issuing insurance company shall not be required to look into the terms of the Plan nor be responsible to see that any action of the Committee is authorized by its terms. No issuing insurance company shall be obligated to see to the distribution or further application of any monies paid by it pursuant to any direction of the Committee.

          IN WITNESS WHEREOF, The Manitowoc Company, Inc. has caused these presents to be executed as of the ____ day of _______________, 2001.


                              THE MANITOWOC COMPANY, INC.




                              By:  ____________________________________

                         Its: __________________________________



                           EXHIBIT A, AS AMENDED, TO

                          THE MANITOWOC COMPANY, INC.

                             401(K) RETIREMENT PLAN



                    (AS RESTATED EFFECTIVE JANUARY 1, 2001)



                        Consolidated Company EVA Formula
                        ---------------------------------


Eligible Employees: Effective January 1, 2001, all Eligible Employees are covered by this formula:



Contribution Formula:


Any Company Fixed Contribution made for a Plan Year pursuant to Section 5.5 of the Plan for employees of a Participating Company shall offset and reduce the Company Variable Contribution determined in accordance with the formula described below.

Company Variable Contribution=

(Acutal Consolidated Company EVA -
   Target Consolidated Company EVA)
--------------------------------------  + 1   X Contribution Target
          Leverage Factor

               = Contribution Rate




Where:

Actual and Target EVA for the consolidated Company are as determined on a consolidated Company basis but using a leverage factor that is double the leverage factor used for incentive plan EVA calculations; and

The year 2000 is target equal to the consolidated EVA in the year 2000 Business Plan; and

The EVA target for the next year is the immediately preceding year's Actual EVA; and

The Contribution Target is as determined before the beginning of the year by the Committee, or if no Committee determination is made, the same Contribution Target as in effect for the Consolidated Company Profit Center for the immediately preceding year. Unless prospectively changed by the Committee, the Contribution Target is 6%.

















































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